UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-04615

HARTFORD HLS SERIES FUND II, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999

(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire

Life Law Unit

The Hartford Financial Services Group, Inc.

200 Hopmeadow Street

Simsbury, Connecticut 06089

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (860) 843-9934

Date of fiscal year end: December 31, 2011

Date of reporting period: January 1, 2011 – December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE HARTFORD

Hartford Growth Opportunities HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Growth Opportunities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Growth Opportunities HLS Fund inception 03/24/1987

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11)

	1 Year	5 Year	10 Year
Growth Opportunities IA	-8.87%	-0.44%	4.51%
Growth Opportunities IB	-9.10%	-0.69%	4.25%
Russell 1000 Growth Index	2.64%	2.50%	2.60%
Russell 3000 Growth Index	2.18%	2.46%	2.74%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Growth Opportunities HLS Fund

Manager Discussion (Unaudited)

December 31, 2011

Portfolio Managers
Michael T. Carmen, CFA	Stephen Mortimer	Mario E. Abularach, CFA
Senior Vice President	Senior Vice President	Vice President, Equity Research Analyst

How did the Fund perform?

The Class IA shares of the Hartford Growth Opportunities HLS Fund returned -8.87% for the twelve-month period ended December 31, 2011, underperforming its benchmarks, the Russell 1000 Growth Index, which returned 2.64% and the Russell 3000 Growth Index, which returned 2.18% for the same period. The Fund also underperformed the -3.59% return of the average fund in the Lipper Multi-Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The twelve-month period ended December 31, 2011 was yet another extremely volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period, however, as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China, and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets ended the year on a positive note in the final month of the period with encouraging employment and manufacturing data in the U.S.

In this environment, mid-cap (-2%) and small-cap stocks (-4%) underperformed their larger-cap (+2%) counterparts as measured by the S&P MidCap 400, Russell 2000, and S&P 500 Indexes, respectively. Growth stocks (+2%) outperformed Value (-0.1%) during the period, as measured by the Russell 3000 Growth and Russell 3000 Value indices. Seven of the ten sectors of the Russell 3000 Growth Index rose during the period. The more defensive Utilities (+18%), Consumer Staples (+15%), and Health Care (+4%) sectors increased the most while Materials (-10%) and Industrials (-3%) lagged.

The Fund lagged its benchmark primarily due to weak stock selection in Energy, Materials, and Industrials. This was partially offset by stronger selection in Consumer Staples and Health Care. Sector allocation, the result of bottom-up stock selection decisions (i.e. stock by stock fundamental research), had a modest positive impact on benchmark-relative results, as an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care and an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Industrials helped relative returns while underweights to Consumer Staples and Energy detracted.

The top detractors from benchmark-relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) performance in the Fund during the period were Sino-Forest (Materials), Skyworks Solutions (Information Technology), and Alpha Natural Resources (Energy). Shares of Sino-Forest, a leading commercial forest plantation operator in China, fell dramatically after a report raised several questions with regard to Sino-Forest’s business practices and asset base. Skyworks Solutions, a producer of standard and custom linear semiconductor products for end-users, including smart phones and other mobile devices, saw its stock price fall after the firm lowered its previous guidance due to greater than expected competitive pressures. The share price of Alpha Natural Resources, a U.S.-based coal producer, declined after reduced shipment guidance raised investor concerns about a slowdown in demand from China.

Among the top relative contributors to performance during the period were Green Mountain Coffee (Consumer Staples), Ross Stores (Consumer Discretionary), and an underweight position in Cisco Systems (Information Technology) during the first half of the year. The share price of Green Mountain Coffee, the leading provider of single-cup brewers and portion packs for coffee and other beverages, rose sharply during the period. The company enjoys a dominant position in the market with its Keurig single-cup coffee maker and announced new relationships with Starbucks and Dunkin Donuts. Ross Stores, a chain of American off-price department stores, continues to demonstrate the value of the off-price retail model in a challenging U.S. consumer environment. The company provides a rare combination of strong management, consistent operational results and good square footage growth. Cisco Systems, a provider of Internet protocol-based networking systems and communication products, released a disappointing revenue and earnings outlook early in the year as state and local government spending slowed sharply due to budget concerns. Our underweight position in the stock during the time of the

3

Hartford Growth Opportunities HLS Fund

Manager Discussion (Unaudited) – (continued)

December 31, 2011

announcement aided relative performance. Apple was the Fund’s top contributor on an absolute basis.

What is the outlook?

Looking forward, while we remain cautious on the environment, in our meetings with companies through our bottom-up investment process, we have become increasingly more constructive on an economic recovery in the U.S. Despite a higher risk of recession in Europe and slower growth in other parts of the world, we believe the U.S. stands out as a relative bright spot in terms of economic fundamentals and we are beginning to see signs of accelerating growth. A number of indicators have begun to point toward improvement of the U.S. economy including manufacturing, employment, housing and retail sales all suggesting stronger growth momentum going into 2012. As the environment is likely to remain volatile, we are putting emphasis on both a company's relative upside as well as its potential downside risk in our valuation analysis, trying to position the portfolio in those companies with what we consider more attractive risk-reward profiles. While challenges remain for the economy and we may not be entirely out of this macro focused environment, we believe we have an opportunity to add value through our focus on bottom-up fundamental research.

We continue to focus this research effort on identifying secular growth companies whose fundamentals are improving and whose future growth seems underpriced. At the end of the year, this investment process has led us to be most overweight the Information Technology, Consumer Discretionary and Health Care sectors. We were most underweight the Consumer Staples, Industrials and Materials sectors relative the Russell 3000 Growth Index.

Diversification by Industry
as of December 31, 2011
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	2.4%
Banks (Financials)	3.4
Capital Goods (Industrials)	4.3
Consumer Durables & Apparel (Consumer Discretionary)	3.6
Consumer Services (Consumer Discretionary)	3.8
Diversified Financials (Financials)	3.1
Energy (Energy)	12.6
Food, Beverage & Tobacco (Consumer Staples)	0.9
Health Care Equipment & Services (Health Care)	9.2
Insurance (Financials)	1.2
Materials (Materials)	2.8
Media (Consumer Discretionary)	2.8
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.1
Retailing (Consumer Discretionary)	7.0
Semiconductors & Semiconductor Equipment (Information Technology)	2.5
Software & Services (Information Technology)	18.6
Technology Hardware & Equipment (Information Technology)	13.4
Telecommunication Services (Services)	0.7
Short-Term Investments	0.4
Other Assets and Liabilities	0.2
Total	100.0%

4

Hartford Growth Opportunities HLS Fund

Schedule of Investments

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.4%
	Automobiles & Components - 2.4%
48	Hyundai Motor Co., Ltd. ●	$8,862
462	Johnson Controls, Inc.	14,457
		23,319
	Banks - 3.4%
576	Itau Unibanco Banco Multiplo S.A. ADR	10,689
145	M&T Bank Corp.	11,053
2,757	Regions Financial Corp.	11,854
		33,596
	Capital Goods - 4.3%
104	Cummins, Inc.	9,172
169	Fluor Corp.	8,480
392	Foster Wheeler AG ●	7,507
300	Ingersoll-Rand plc	9,132
215	Navistar International Corp. ●	8,155
		42,446
	Consumer Durables & Apparel - 3.6%
190	Coach, Inc.	11,627
136	Deckers Outdoor Corp. ●	10,284
463	Jarden Corp.	13,837
		35,748
	Consumer Services - 3.8%
—	Diamond Resorts LLC ⌂†	8,388
170	Las Vegas Sands Corp. ●	7,256
324	Starbucks Corp.	14,895
118	Weight Watchers International, Inc.	6,516
		37,055
	Diversified Financials - 3.1%
59	BlackRock, Inc.	10,516
147	Goldman Sachs Group, Inc.	13,300
533	Justice Holdings Ltd. ●	7,118
		30,934
	Energy - 12.6%
165	Anadarko Petroleum Corp.	12,632
110	Apache Corp.	9,921
610	Bumi plc ●	8,339
491	Chesapeake Energy Corp.	10,951
188	Consol Energy, Inc.	6,881
188	ENSCO International plc	8,830
100	EOG Resources, Inc.	9,840
695	Genel Energy plc ●	8,365
247	Newfield Exploration Co. ●	9,311
106	Occidental Petroleum Corp.	9,962
166	Peabody Energy Corp.	5,503
152	Pioneer Natural Resources Co.	13,565
220	Whiting Petroleum Corp. ●	10,291
		124,391
	Food, Beverage & Tobacco - 0.9%
191	Green Mountain Coffee Roasters, Inc. ●	8,546

	Health Care Equipment & Services - 9.2%
231	Cardinal Health, Inc.	9,375
303	Edwards Lifesciences Corp. ●	21,435
937	Hologic, Inc. ●	16,402
40	Intuitive Surgical, Inc. ●	18,511
125	McKesson Corp.	9,737
55	SXC Health Solutions Corp. ●	3,090
249	UnitedHealth Group, Inc.	12,594
		91,144

	Insurance - 1.2%
612	Progressive Corp.	11,940

	Materials - 2.8%
343	Ball Corp.	12,231
1,929	Glencore International plc	11,779
130	Molycorp, Inc. ●	3,126
1,089	Sino Forest Corp. Class A ⌂●†	374
		27,510
	Media - 2.8%
7,018	Sirius XM Radio, Inc. w/ Rights ●	12,773
410	Walt Disney Co.	15,364
		28,137
	Pharmaceuticals, Biotechnology & Life Sciences - 7.1%
385	Agilent Technologies, Inc. ●	13,431
199	Amylin Pharmaceuticals, Inc. ●	2,261
205	Auxilium Pharmaceuticals, Inc. ●	4,086
120	Biogen Idec, Inc. ●	13,151
191	Celgene Corp. ●	12,932
184	Elan Corp. plc ADR ●	2,532
363	Gilead Sciences, Inc. ●	14,870
99	Waters Corp. ●	7,353
		70,616
	Retailing - 7.0%
149	Amazon.com, Inc. ●	25,799
105	Dufry Group	9,597
36	Priceline.com, Inc. ●	16,664
264	Ross Stores, Inc.	12,543
166	Urban Outfitters, Inc. ●	4,583
		69,186
	Semiconductors & Semiconductor Equipment - 2.5%
204	Altera Corp.	7,568
617	Skyworks Solutions, Inc. ●	10,013
235	Xilinx, Inc.	7,547
		25,128
	Software & Services - 18.6%
942	Activision Blizzard, Inc.	11,607
196	Automatic Data Processing, Inc.	10,598
1,206	Cadence Design Systems, Inc. ●	12,546
221	Cognizant Technology Solutions Corp. ●	14,225
677	eBay, Inc. ●	20,543
42	Google, Inc. ●	26,869
196	LinkedIn Corp. ●	12,371
327	Oracle Corp.	8,378
234	Red Hat, Inc. ●	9,646
127	Salesforce.com, Inc. ●	12,873
162	Teradata Corp. ●	7,834
434	Tibco Software, Inc. ●	10,367
309	VeriFone Systems, Inc. ●	10,976
850	Western Union Co.	15,512
		184,345
	Technology Hardware & Equipment - 13.4%
176	Apple, Inc. ●	71,361
1,182	Cisco Systems, Inc.	21,372
845	EMC Corp. ●	18,206
114	F5 Networks, Inc. ●	12,070
485	Juniper Networks, Inc. ●	9,907
		132,916

The accompanying notes are an integral part of these financial statements.

5

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount	Market Value ╪
COMMON STOCKS - 99.4% - (continued)

	Telecommunication Services - 0.7%
1,363	Hughes Telematics, Inc. ●	$6,488
		6,488
	Total common stocks
	(cost $991,005)	$983,445

	Total long-term investments (cost $991,005)	$983,445

SHORT-TERM INVESTMENTS - 0.4%
Repurchase Agreements - 0.4%
	Bank of America Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $1,680, collateralized by GNMA 4.50%, 2041, value of $1,713)
$1,679	0.04%, 12/30/2011	$1,679
	Barclays Capital TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $140, collateralized by U.S. Treasury Bond 5.38%, 2031, value of $142)
140	0.01%, 12/30/2011	140
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $1,863, collateralized by GNMA 3.50% - 7.00%, 2035 - 2046, value of $1,900)
1,863	0.06%, 12/30/2011	1,863
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $14, collateralized by U.S. Treasury Note 2.75%, 2016, value of $14)
14	0.01%, 12/30/2011	14
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $721, collateralized by FNMA 3.00% - 6.50%, 2021 - 2041, value of $735)
721	0.04%, 12/30/2011	721
		4,417

Total short-term investments
(cost $4,417)	$4,417

Total investments
(cost $995,422) ▲	99.8%	$987,862
Other assets and liabilities	0.2%	2,395
Total net assets	100.0%	$990,257

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 7.8% of total net assets at December 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

6

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $996,973 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$81,159
Unrealized Depreciation	(90,270)
Net Unrealized Depreciation	$(9,111)

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At December 31, 2011, the aggregate value of these securities was $8,762, which represents 0.9% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.
⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
07/2011	–	Diamond Resorts LLC	$ 10,110
05/2011 - 07/2011	1,089	Sino Forest Corp. Class A	15,682

At December 31, 2011, the aggregate value of these securities was $8,762, which represents 0.9% of total net assets.

Foreign Currency Contracts Outstanding at December 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
British Pound	JP Morgan Securities	Sell	$ 322	$ 321	01/03/2012	$ (1)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

Hartford Growth Opportunities HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2011

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$983,445	$944,445	$30,238	$8,762
Short-Term Investments	4,417	—	4,417	—
Total	$987,862	$944,445	$34,655	$8,762
Liabilities:
Foreign Currency Contracts *	1	—	1	—
Total	$1	$—	$1	$—

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2011
Assets:
Common Stocks	$—	$—	$(17,030	)*	$—	$25,792	$—	$—	$—	$8,762
Total	$—	$—	$(17,030)		$—	$25,792	$—	$—	$—	$8,762

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2011 was $(17,030).

The accompanying notes are an integral part of these financial statements.

8

Hartford Growth Opportunities HLS Fund

Statement of Assets and Liabilities

December 31, 2011

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $995,422)	$987,862
Cash	—
Receivables:
Investment securities sold	3,398
Fund shares sold	1,139
Dividends and interest	760
Other assets	—
Total assets	993,159
Liabilities:
Unrealized depreciation on foreign currency contracts	1
Payables:
Investment securities purchased	1,888
Fund shares redeemed	793
Investment management fees	133
Distribution fees	6
Accrued expenses	81
Total liabilities	2,902
Net assets	$990,257
Summary of Net Assets:
Capital stock and paid-in-capital	$1,149,995
Undistributed net investment income	—
Accumulated net realized loss	(152,178)
Unrealized depreciation of investments and the translations of assets and liabilities denominated in foreign currency	(7,560)
Net assets	$990,257
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$23.57
Shares outstanding	37,397
Net assets	$881,352
Class IB: Net asset value per share	$23.22
Shares outstanding	4,690
Net assets	$108,905

The accompanying notes are an integral part of these financial statements.

9

Hartford Growth Opportunities HLS Fund

Statement of Operations

For the Year Ended December 31, 2011

(000’s Omitted)

Investment Income:
Dividends	$8,316
Interest	16
Less: Foreign tax withheld	(354)
Total investment income, net	7,978

Expenses:
Investment management fees	7,100
Transfer agent fees	5
Distribution fees - Class IB	331
Custodian fees	24
Accounting services fees	117
Board of Directors' fees	28
Audit fees	18
Other expenses	376
Total expenses (before fees paid indirectly)	7,999
Commission recapture	(56)
Total fees paid indirectly	(56)
Total expenses, net	7,943
Net investment income	35

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	140,126
Net realized loss on foreign currency contracts	(585)
Net realized gain on other foreign currency transactions	326
Net Realized Gain on Investments and Foreign Currency Transactions	139,867

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(234,654)
Net unrealized appreciation of foreign currency contracts	221
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	75
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(234,358)
Net Loss on Investments and Foreign Currency Transactions	(94,491)
Net Decrease in Net Assets Resulting from Operations	$(94,456)

The accompanying notes are an integral part of these financial statements.

10

Hartford Growth Opportunities HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$35	$568
Net realized gain on investments and foreign currency transactions	139,867	141,667
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(234,358)	46,721
Net Increase (Decrease) In Net Assets Resulting From Operations	(94,456)	188,956
Distributions to Shareholders:
From net investment income
Class IA	—	(146)
Class IB	—	(19)
Total distributions	—	(165)
Capital Share Transactions:
Class IA
Sold	61,763	75,498
Issued on reinvestment of distributions	—	146
Redeemed	(203,281)	(182,265)
Total capital share transactions	(141,518)	(106,621)
Class IB
Sold	33,532	23,317
Issued on reinvestment of distributions	—	19
Redeemed	(50,478)	(51,052)
Total capital share transactions	(16,946)	(27,716)
Net decrease from capital share transactions	(158,464)	(134,337)
Net Increase (Decrease) In Net Assets	(252,920)	54,454
Net Assets:
Beginning of period	1,243,177	1,188,723
End of period	$990,257	$1,243,177
Undistributed (distribution in excess of)
net investment income	$—	$—
Shares:
Class IA
Sold	2,384	3,392
Issued on reinvestment of distributions	—	7
Redeemed	(7,754)	(8,104)
Total share activity	(5,370)	(4,705)
Class IB
Sold	1,264	1,035
Issued on reinvestment of distributions	—	1
Redeemed	(1,943)	(2,289)
Total share activity	(679)	(1,253)

The accompanying notes are an integral part of these financial statements.

11

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements

December 31, 2011

(000’s Omitted)

1.    Organization:

Hartford Growth Opportunities HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.    Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in

12

which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

13

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

14

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.    Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

b)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2011.

c)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of December 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.    Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of

15

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(585)	$—	$—	$—	$—	$(585)
Total	$—	$(585)	$—	$—	$—	$—	$(585)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$221	$—	$—	$—	$—	$221
Total	$—	$221	$—	$—	$—	$—	$221

5.    Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

16

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.    Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Ordinary Income	$—	$165

17

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

 As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital and Other Losses*	$(150,627)
Unrealized Depreciation†	(9,111)
Total Accumulated Deficit	$(159,738)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(35)
Accumulated Net Realized Gain (Loss)	662
Capital Stock and Paid-in-Capital	(627)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$11,980
2017	138,647
Total	$150,627

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of December 31, 2011, the Fund utilized $141,056 of prior year capital loss carryforwards

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

18

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

19

Hartford Growth Opportunities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2011
Class IA	0.65%
Class IB	0.90

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,312,441
Sales Proceeds Excluding U.S. Government Obligations	1,462,504

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

20

10. Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11. Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford Growth Opportunities HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended December 31, 2011
IA	$25.86	$0.01	$—	$(2.30)	$(2.29)	$—	$—	$—	$—	$(2.29)	$23.57
IB	25.54	(0.06)	—	(2.26)	(2.32)	—	—	—	—	(2.32)	23.22
For the Year Ended December 31, 2010
IA	22.00	0.02	—	3.84	3.86	—	—	—	—	3.86	25.86
IB	21.78	(0.04)	—	3.80	3.76	—	—	—	—	3.76	25.54
For the Year Ended December 31, 2009
IA	17.05	0.09	—	4.96	5.05	(0.10)	—	—	(0.10)	4.95	22.00
IB	16.89	0.05	—	4.89	4.94	(0.05)	—	—	(0.05)	4.89	21.78
For the Year Ended December 31, 2008
IA	32.75	0.12	—	(14.65)	(14.53)	(0.10)	(1.07)	—	(1.17)	(15.70)	17.05
IB	32.40	0.06	—	(14.47)	(14.41)	(0.03)	(1.07)	—	(1.10)	(15.51)	16.89
For the Year Ended December 31, 2007
IA	30.13	0.05	—	8.62	8.67	(0.05)	(6.00)	—	(6.05)	2.62	32.75
IB	29.90	(0.02)	—	8.53	8.51	(0.01)	(6.00)	—	(6.01)	2.50	32.40

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	During the year ended December 31, 2009, the Fund incurred $100.4 million in purchases associated with the transition of assets from Hartford LargeCap Growth HLS Fund, which merged into the Fund on October 2, 2009. These purchases were excluded from the portfolio turnover rate calculation.

22

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

(8.87)%	$881,352	0.66%	0.66%	0.03%	113%
(9.10)	108,905	0.91	0.91	(0.22)	–

17.56	1,106,030	0.65	0.65	0.08	104
17.28	137,147	0.90	0.90	(0.17)	–

29.61	1,044,454	0.66	0.66	0.53	152 (E)
29.29	144,269	0.91	0.91	0.28	–

(45.66)	752,898	0.64	0.64	0.45	154
(45.80)	123,883	0.89	0.89	0.20	–

29.65	1,415,613	0.64	0.64	0.16	135
29.33	277,421	0.89	0.89	(0.09)	–

23

Report of Independent Registered Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Growth Opportunities HLS Fund (one of the portfolios constituting Hartford HLS Series Fund II, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Growth Opportunities HLS Fund of Hartford HLS Series Fund II, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN February 13, 2012

24

Hartford Growth Opportunities HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

Hartford Growth Opportunities HLS Fund

Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

26

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

Hartford Growth Opportunities HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$858.68	$3.09	$1,000.00	$1,021.88	$3.36	0.66%	184	365
Class IB	$1,000.00	$857.61	$4.26	$1,000.00	$1,020.62	$4.63	0.91%	184	365

28

Hartford Growth Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Growth Opportunities HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

29

Hartford Growth Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

30

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The

31

Hartford Growth Opportunities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1977 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-GO11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Small/Mid Cap Equity HLS Fund

2011 Annual Report
December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford Small/Mid Cap Equity HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Small/Mid Cap Equity HLS Fund inception 05/01/1998

(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks long-term growth of capital.

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11)

	1 Year	5 Year	10 Year
Small/Mid Cap Equity IA	-1.13%	1.77%	5.12%
Small/Mid Cap Equity IB	-1.38%	1.52%	4.86%
Russell 2500 Index	-2.51%	1.24%	6.57%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

Class IB shares commenced on March 31, 2008. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Small/Mid Cap Equity HLS Fund

Manager Discussion (Unaudited)

December 31, 2011

Portfolio Managers
Hugh Whelan, CFA*	Paul Bukowski, CFA	Kurt Cubbage, CFA
Managing Director	Senior Vice President	Vice President

How did the Fund perform?

The Class IA Shares of the Hartford Small/Mid Cap Equity HLS Fund returned -1.13% for the twelve-month period ended December 31, 2011, outperforming its benchmark, the Russell 2500 Index, which returned -2.51%, and also outperforming the Lipper Mid-Cap Core VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned -3.86%.

Why did the Fund perform this way?

The Fund’s out performance was mainly driven by strong security selection – especially in the Information Technology sector. Sector allocation also marginally added value, primarily due to an overweight (i.e. the Fund’s position was greater than the benchmark) in the Energy sector.

Among the largest contributors to relative performance were overweights to Alexion Pharmaceuticals (Healthcare) and Photronics (Consumer). Both companies saw their share values rise after they raised their earnings guidance.

Among the largest detractors to relative performance were overweights to Five Star Quality Care (Healthcare) and Peabody Energy (Energy). Five Star Quality Care fell when it announced a public offering allowing more shares to its underwriters. Peabody Energy dropped after lowering its earnings guidance.

Our team invests in companies that we believe have compelling stock characteristics versus the Russell 2500 Index. Our systematic approach weighs more than 80 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe. We believe this approach will yield attractive risk-adjusted returns relative to the Russell 2500 Index over the long term.

What is the outlook?

During the last several months U.S. economic data has improved and U.S. recession risks seem to have eased. However, the European debt crisis seems unabated, if not spreading, for example to France. It is possible we are seeing the beginnings of a decoupling of U.S. macro concerns from Europe. Additionally, earnings growth was solid during the fourth quarter of 2011 and, despite downward analyst revisions, looks to continue to be so. That is the good news.

The bad news is that given the globalization of our economy we view any decoupling of the U.S. economy from European troubles as short lived or, at the very least, we expect the European debt crisis to act as a material governor on the ability of the U.S. to grow. Macro data, while improved, is still – on the whole - weak and remains a significant barrier to growth. We believe investor sentiment is another significant barrier to long term fundamental growth. Underneath the markets robust returns in October was a high volume of short covering, but little participation by long term institutional investors and trading volume throughout the quarter was tepid compared to normal levels. In this environment, we believe investors will place marginally higher demand for quality, stable and consistent earnings.

One risk to this strategy is that policy and macro themes tend to overwhelm investors’ desire to discriminate among stocks - returning to viewing macro events as essentially the only driver of market performance. For example, investors might turn the “risk-on” trade back ‘on’ because of a liquidity event such as more quantitative easing or tax cuts. Another risk is that there is a major geopolitical event that causes investors to turn “risk-off” regardless of stock fundamentals.

* Effective January 30, 2012, Hugh Whelan no longer serves as a portfolio manager for the Fund.

3

Hartford Small/Mid Cap Equity HLS Fund

Manager Discussion (Unaudited) – (continued)

December 31, 2011

Diversification by Industry
as of December 31, 2011
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	1.7%
Banks (Financials)	3.9
Capital Goods (Industrials)	7.1
Commercial & Professional Services (Industrials)	4.3
Consumer Durables & Apparel (Consumer Discretionary)	2.5
Consumer Services (Consumer Discretionary)	3.1
Diversified Financials (Financials)	2.7
Energy (Energy)	6.9
Food & Staples Retailing (Consumer Staples)	0.3
Food, Beverage & Tobacco (Consumer Staples)	2.4
Health Care Equipment & Services (Health Care)	7.7
Household & Personal Products (Consumer Staples)	1.4
Insurance (Financials)	4.0
Materials (Materials)	5.6
Media (Consumer Discretionary)	1.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	4.8
Real Estate (Financials)	6.5
Retailing (Consumer Discretionary)	5.5
Semiconductors & Semiconductor Equipment (Information Technology)	3.3
Software & Services (Information Technology)	8.5
Technology Hardware & Equipment (Information Technology)	2.9
Telecommunication Services (Services)	1.2
Transportation (Industrials)	3.3
Utilities (Utilities)	7.6
Short-Term Investments	1.9
Other Assets and Liabilities	(0.5)
Total	100.0%

4

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6%
	Automobiles & Components - 1.7%
7	Autoliv, Inc.	$367
5	Dorman Products, Inc. ●	197
13	Gentex Corp.	384
14	Lear Corp.	547
8	Tenneco Automotive, Inc. ●	238
9	TRW Automotive Holdings Corp. ●	296
6	Visteon Corp. ●	320
		2,349
	Banks - 3.9%
13	Arrow Financial Corp.	301
6	Bank of Marin Bancorp	234
10	Community Bank System, Inc.	269
25	CVB Financial Corp.	247
16	Enterprise Financial Services Corp. ●	239
7	First Financial Corp.	229
21	FNB Corp.	236
29	Fulton Finance Corp.	287
3	German American Bancorp, Inc.	52
15	Hudson Valley Holding Corp.	318
71	Huntington Bancshares, Inc.	389
14	Lakeland Financial Corp.	352
3	National Bankshares, Inc.	92
18	Northwest Bancshares, Inc.	226
22	Pacific Continental Corp.	198
29	People's United Financial, Inc.	368
24	Provident Financial Services, Inc.	327
84	Trustco Bank Corp.	472
15	United Financial Bancorp, Inc.	234
31	Westfield Financial	230
		5,300
	Capital Goods - 7.1%
8	A.O. Smith Corp.	313
40	Aceto Corp.	274
8	Actuant Corp. Class A	181
12	AGCO Corp. ●	537
9	AMETEK, Inc.	366
19	Ampco-Pittsburgh Corp.	361
9	Babcock & Wilcox Co. ●	213
12	Blount International, Inc. ●	177
7	Brady Corp. Class A	234
20	Briggs & Stratton Corp.	305
4	Clarcor, Inc.	190
17	DigitalGlobe, Inc. ●	299
3	Donaldson Co., Inc.	186
43	Federal Signal Corp.	178
5	Fluor Corp.	228
3	Gardner Denver Machinery, Inc.	239
8	GATX Corp.	341
8	General Cable Corp. ●	198
2	Goodrich Corp.	186
24	Griffon Corp.	222
4	Heico Corp.	211
4	Hubbell, Inc. Class B	268
16	Interline Brands, Inc. ●	249
13	ITT Corp.	249
2	Joy Global, Inc.	150
7	Kadant, Inc. ●	169
8	Kaydon Corp.	249
9	KBR, Inc.	244
8	L.B. Foster Co. Class A	215

3	L-3 Communications Holdings, Inc.	196
4	Nordson Corp.	173
9	Owens Corning, Inc. ●	258
4	Pall Corp.	217
3	Parker-Hannifin Corp.	221
6	Pentair, Inc.	203
16	Quanex Building Products Corp.	245
3	Rockwell Collins, Inc.	188
5	Teledyne Technologies, Inc. ●	247
3	TransDigm Group, Inc. ●	249
6	Wabco Holdings, Inc. ●	256
		9,685
	Commercial & Professional Services - 4.3%
9	ABM Industries, Inc.	191
23	ACCO Brands Corp. ●	217
11	Barrett Business Services	218
50	CBIZ, Inc. ●	308
10	Cintas Corp.	359
6	Copart, Inc. ●	263
5	Corporate Executive Board Co.	206
9	Corrections Corp. of America ●	191
19	Covanta Holding Corp.	259
4	Dun & Bradstreet Corp.	307
9	Equifax, Inc. ●	346
14	Healthcare Services Group, Inc.	248
10	Insperity, Inc.	256
18	Intersections, Inc.	204
36	Kimball International, Inc.	183
9	McGrath RentCorp	254
12	Pitney Bowes, Inc.	222
9	Republic Services, Inc.	248
12	Robert Half International, Inc.	335
16	Rollins, Inc.	361
20	Standard Parking Corp. ●	364
7	Verisk Analytics, Inc. ●	277
		5,817
	Consumer Durables & Apparel - 2.5%
16	Crocs, Inc. ●	235
4	Delta Apparel, Inc. ●	74
3	Fossil, Inc. ●	219
7	Garmin Ltd.	287
5	Harman International Industries, Inc.	198
16	Leggett & Platt, Inc.	358
31	Liz Claiborne, Inc. ●	270
12	Newell Rubbermaid, Inc.	191
6	Polaris Industries, Inc.	311
3	PVH Corp.	197
9	Sturm Ruger & Co., Inc.	310
4	Tempur-Pedic International, Inc. ●	184
6	True Religion Apparel, Inc. ●	221
4	Tupperware Brands Corp.	229
1	V.F. Corp.	165
		3,449
	Consumer Services - 3.1%
5	American Public Education, Inc. ●	229
6	Apollo Group, Inc. Class A ●	329
7	Bob Evans Farms, Inc.	244
9	Brinker International, Inc.	235
6	Capella Education Co. ●	213
1	Chipotle Mexican Grill, Inc. ●	230

The accompanying notes are an integral part of these financial statements.

5

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6% - (continued)
	Consumer Services - 3.1% - (continued)
7	Hyatt Hotels Corp. ●	$271
17	International Game Technology	291
9	ITT Educational Services, Inc. ●	490
27	Lincoln Educational Services Corp.	216
32	Multimedia Games Holding Co., Inc. ●	256
8	Papa John's International, Inc. ●	283
5	Penn National Gaming, Inc. ●	194
14	Regis Corp.	231
3	Strayer Education, Inc.	253
2	Wynn Resorts Ltd.	188
		4,153
	Diversified Financials - 2.7%
23	Advance America Cash Advance Centers, Inc.	204
3	Affiliated Managers Group, Inc. ●	269
26	Apollo Investment Corp.	169
13	CBOE Holdings, Inc.	339
9	Discover Financial Services, Inc.	214
5	First Cash Financial Services, Inc. ●	182
39	Gain Capital Holdings, Inc.	259
7	Green Dot Corp. ●	203
8	International FCStone, Inc. ●	195
12	MarketAxess Holdings, Inc.	355
13	Medley Capital Corp	137
7	MSCI, Inc. ●	224
9	Nasdaq OMX Group, Inc. ●	221
27	Netspend Holdings, Inc. ●	221
25	NGP Capital Resources Co.	181
4	T. Rowe Price Group, Inc.	239
		3,612
	Energy - 6.9%
6	Atwood Oceanics, Inc. ●	247
5	Cabot Oil & Gas Corp.	357
4	Cameron International Corp. ●	182
15	Cloud Peak Energy, Inc. ●	289
5	Consol Energy, Inc.	184
6	Core Laboratories N.V.	634
5	Diamond Offshore Drilling, Inc.	302
8	Dresser-Rand Group, Inc. ●	398
3	Dril-Quip, Inc. w/ Rights ●	171
14	El Paso Corp.	364
5	Energen Corp.	247
5	FMC Technologies, Inc. ●	246
11	Helix Energy Solutions Group, Inc. ●	169
4	Helmerich & Payne, Inc.	232
20	HollyFrontier Corp.	458
30	ION Geophysical Corp. ●	184
24	Newpark Resources, Inc. ●	223
3	Noble Energy, Inc.	243
8	Oceaneering International, Inc.	349
10	Peabody Energy Corp.	340
6	Plains Exploration & Production Co. ●	217
9	REX American Resources Corp. ●	197
10	RigNet, Inc. ●	159
13	Spectra Energy Corp.	406
9	Targa Resources Corp.	369
15	Tesoro Corp. ●	343
41	Vaalco Energy, Inc. ●	246
21	Valero Energy Corp.	445
9	W&T Offshore, Inc.	197

69	Warren Resources, Inc. ●	225
28	Western Refining, Inc. ●	378
11	World Fuel Services Corp.	449
		9,450
	Food & Staples Retailing - 0.3%
4	Casey's General Stores, Inc.	186
6	Village Super Market, Inc. Class A	169
		355
	Food, Beverage & Tobacco - 2.4%
9	Campbell Soup Co.	306
9	Coca-Cola Enterprises, Inc.	235
10	ConAgra Foods, Inc.	275
16	Constellation Brands, Inc. Class A ●	331
7	Dr. Pepper Snapple Group	257
10	Flowers Foods, Inc.	185
5	H.J. Heinz Co.	254
3	Hansen Natural Corp. ●	258
3	Hershey Co.	191
3	Lancaster Colony Corp.	208
2	Lorillard, Inc.	182
2	Ralcorp Holdings, Inc. ●	205
38	Smart Balance, Inc. ●	206
5	Universal Corp.	211
		3,304
	Health Care Equipment & Services - 7.7%
3	Amerigroup Corp. ●	195
6	Amerisource Bergen Corp.	205
11	AmSurg Corp. ●	274
13	Angiodynamics, Inc. ●	195
4	Bard (C.R.), Inc.	299
34	Boston Scientific Corp. ●	184
6	Centene Corp. ●	234
4	Chemed Corp.	220
7	CIGNA Corp.	290
11	Community Health Systems, Inc. ●	200
4	Computer Programs and Systems, Inc.	204
8	CONMED Corp. ●	203
12	Coventry Health Care, Inc. ●	361
6	Cyberonics, Inc. ●	211
6	DaVita, Inc. ●	455
3	Gen-Probe, Inc. ●	203
4	Haemonetics Corp. ●	229
11	Health Net, Inc. ●	335
5	Healthspring, Inc. ●	278
3	Henry Schein, Inc. ●	200
13	Hologic, Inc. ●	236
5	Humana, Inc.	438
4	IDEXX Laboratories, Inc. ●	308
12	Invacare Corp.	178
6	Kensey Nash Corp. ●	115
8	LifePoint Hospitals, Inc. ●	297
11	Lincare Holdings, Inc.	285
6	Magellan Health Services, Inc. ●	272
12	Masimo Corp. ●	219
8	Molina Healthcare, Inc. ●	184
6	National Healthcare Corp.	232
11	Omnicare, Inc.	372
8	Patterson Cos., Inc.	248
9	PSS World Medical, Inc. ●	219

The accompanying notes are an integral part of these financial statements.

6

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6% - (continued)
	Health Care Equipment & Services - 7.7% - (continued)
4	Quest Diagnostics, Inc.	$203
78	RTI Biologics, Inc. ●	348
27	Spectranetics Corp. ●	198
27	Synergetics USA, Inc. ●	200
8	Wellcare Health Plans, Inc. ●	415
7	Young Innovations, Inc.	219
6	Zimmer Holdings, Inc. ●	337
		10,498
	Household & Personal Products - 1.4%
9	Church & Dwight Co., Inc.	416
6	Clorox Co.	386
6	Herbalife Ltd.	315
5	Nu Skin Enterprises, Inc. Class A	243
35	Prestige Brands Holdings, Inc. ●	389
14	Schiff Nutrition International ●	147
		1,896
	Insurance - 4.0%
4	Allied World Assurance Holdings Ltd.	220
7	American Financial Group, Inc.	254
4	AON Corp.	187
10	Arch Capital Group Ltd. ●	367
11	Aspen Insurance Holdings Ltd.	282
5	Assurant, Inc.	218
10	Axis Capital Holdings Ltd.	323
13	Brown & Brown, Inc.	292
5	Endurance Specialty Holdings Ltd.	203
2	Everest Re Group Ltd.	193
14	First American Financial	172
8	HCC Insurance Holdings, Inc.	208
14	Horace Mann Educators Corp.	186
8	Marsh & McLennan Cos., Inc.	259
20	Meadowbrook Insurance Group, Inc.	218
11	Progressive Corp.	207
4	Reinsurance Group of America, Inc.	214
3	RLI Corp.	204
5	Safety Insurance Group, Inc.	184
9	Torchmark Corp.	386
12	Unum Group	244
7	Validus Holdings Ltd.	211
7	W.R. Berkley Corp.	231
		5,463
	Materials - 5.6%
7	Airgas, Inc.	523
5	Albemarle Corp.	255
6	AptarGroup, Inc.	292
13	Ball Corp.	458
10	Bemis Co., Inc.	290
5	Cliff's Natural Resources, Inc.	281
10	Coeur d'Alene Mines Corp. ●	239
14	Crown Holdings, Inc. ●	480
5	Cytec Industries, Inc.	201
7	Ecolab, Inc.	386
11	H.B. Fuller Co.	250
55	Hecla Mining Co.	287
21	Horsehead Holding Corp. ●	191
7	International Flavors & Fragrances, Inc.	354
13	Kapstone Paper and Packaging ●	205
41	Landec Corp. ●	224
6	Minerals Technologies, Inc.	317
10	OM Group, Inc. ●	219

20	Sealed Air Corp.	352
8	Sensient Technologies Corp.	299
3	Sherwin-Williams Co.	223
4	Sigma-Aldrich Corp.	262
6	Silgan Holdings, Inc.	228
11	Sonoco Products Co.	376
52	Spartech Corp. ●	246
6	Valspar Corp.	234
		7,672
	Media - 1.4%
24	Gannett Co., Inc.	314
30	Global Sources Ltd. ●	144
23	Interpublic Group of Cos., Inc.	221
4	John Wiley & Sons, Inc. Class A	171
5	McGraw-Hill Cos., Inc.	207
5	Omnicom Group, Inc.	201
9	Scholastic Corp.	267
5	Scripps Networks Interactive Class A	212
105	Sirius XM Radio, Inc. w/ Rights ●	191
		1,928
	Pharmaceuticals, Biotechnology & Life Sciences - 4.8%
6	Alexion Pharmaceuticals, Inc. ●	432
66	Array BioPharma, Inc. ●	142
40	Cambrex Corp. ●	289
7	Cepheid, Inc. ●	254
11	Charles River Laboratories International, Inc. ●	297
4	Covance, Inc. ●	200
7	Cubist Pharmaceuticals, Inc. ●	265
10	Endo Pharmaceuticals Holdings, Inc. ●	352
42	eResearch Technology, Inc. ●	195
8	Forest Laboratories, Inc. ●	242
13	Furiex Pharmaceuticals ●	223
6	Hospira, Inc. ●	191
7	Life Technologies Corp. ●	290
9	Luminex Corp. ●	185
2	Mettler-Toledo International, Inc. ●	222
13	Mylan, Inc. ●	281
12	Myriad Genetics, Inc. ●	249
107	Nabi Biopharmaceuticals ●	201
35	NPS Pharmaceuticals, Inc. ●	229
25	Nymox Pharmeceutical Corp. ●	207
6	Par Pharmaceutical Cos., Inc. ●	196
55	PDL Biopharma, Inc.	341
22	Qiagen N.V. ●	305
10	ViroPharma, Inc. ●	274
11	Warner Chilcott plc ●	168
4	Watson Pharmaceuticals, Inc. ●	260
		6,490
	Real Estate - 6.5%
12	Annaly Capital Management, Inc.	191
8	Apartment Investment & Management Co.	192
2	Avalonbay Communities, Inc.	242
5	BRE Properties	242
6	Camden Property Trust	361
14	CBL & Associates Properties	223
11	CommonWealth REIT	190
24	CubeSmart	250
47	DCT Industrial Trust, Inc.	238
5	Digital Realty Trust, Inc.	347

The accompanying notes are an integral part of these financial statements.

7

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6% - (continued)
	Real Estate - 6.5% - (continued)
11	Douglas Emmett, Inc.	$197
18	Duke Realty, Inc.	212
5	EastGroup Properties, Inc.	209
25	Education Realty Trust, Inc.	252
4	Equity Residential Properties Trust	228
3	Essex Property Trust, Inc.	409
9	Extra Space Storage, Inc.	211
4	Federal Realty Investment Trust	327
6	Gladstone Commercial Corp.	108
5	HCP, Inc.	199
9	Highwoods Properties, Inc.	264
6	Home Properties of New York, Inc.	334
48	Investors Real Estate Trust	353
7	Liberty Property Trust	204
9	LTC Properties, Inc.	271
4	Macerich Co.	205
31	Mission West Properties, Inc.	281
5	National Health Investors, Inc.	230
7	National Retail Properties, Inc.	193
11	One Liberty Properties, Inc.	178
6	Post Properties, Inc.	254
3	PS Business Parks, Inc.	183
10	Realty Income Corp.	338
5	Sovran Self Storage, Inc.	200
13	UDR, Inc.	324
5	Universal Health Realty	194
		8,834
	Retailing - 5.5%
14	Aaron's, Inc.	373
6	Ascena Retail Group, Inc. ●	192
1	AutoZone, Inc. ●	214
4	Bed Bath & Beyond, Inc. ●	249
7	Best Buy Co., Inc.	157
11	Body Central Corp. ●	264
5	Buckle (The), Inc.	217
19	Chico's FAS, Inc.	210
21	Conns, Inc. ●	232
6	Dick's Sporting Goods, Inc.	218
11	Express, Inc. ●	225
13	Foot Locker, Inc.	300
10	GameStop Corp. Class A ●	231
9	Genuine Parts Co.	539
12	LKQ Corp. ●	367
5	Monroe Muffler, Inc.	182
5	O'Reilly Automotive, Inc. ●	376
10	PetSmart, Inc.	490
6	Pool Corp.	189
6	Rent-A-Center, Inc.	237
20	Saks, Inc. ●	192
16	Staples, Inc.	222
6	Systemax, Inc. ●	94
4	Tractor Supply Co.	267
4	Ulta Salon, Cosmetics & Fragrances, Inc. ●	234
7	Vitamin Shoppe, Inc. ●	260
61	Wet Seal, Inc. Class A ●	199
7	Williams-Sonoma, Inc.	266
3	Winmark Corp.	177
6	Zumiez, Inc. ●	173
		7,546

	Semiconductors & Semiconductor Equipment - 3.3%
11	Ceva, Inc. ●	340
62	Exar Corp. ●	403
46	GT Advanced Technologies, Inc. ●	334
37	Kopin Corp. ●	144
32	Lattice Semiconductor Corp. ●	191
9	Linear Technology Corp.	255
56	LSI Corp. ●	336
18	Micrel, Inc.	184
43	Mindspeed Technologies, Inc. ●	196
18	Monolithic Power Systems, Inc. ●	267
81	PLX Technology, Inc. ●	232
30	RF Micro Devices, Inc. ●	164
22	Rudolph Technologies, Inc. ●	205
5	Silicon Laboratories, Inc. ●	213
8	Standard Microsystems Corp. ●	193
20	STR Holdings, Inc. ●	165
19	Teradyne, Inc. ●	263
21	Tessera Technologies, Inc. ●	356
		4,441
	Software & Services - 8.5%
19	Active Network, Inc. ●	254
8	Akamai Technologies, Inc. ●	265
3	Alliance Data Systems Corp. ●	269
8	Amdocs Ltd. ●	240
6	Ariba, Inc. ●	168
15	Aspen Technology, Inc. ●	262
6	Autodesk, Inc. ●	185
12	BMC Software, Inc. ●	400
12	CA, Inc.	245
23	Cadence Design Systems, Inc. ●	242
53	CIBER, Inc. ●	205
3	Citrix Systems, Inc. ●	176
5	Commvault Systems, Inc. w/ Rights ●	225
26	Deltek, Inc. ●	257
12	Digital River, Inc. ●	182
6	Fair Isaac, Inc.	222
11	Fortinet, Inc. ●	231
6	Global Payments, Inc.	275
5	Informatica Corp. ●	169
6	Intuit, Inc.	321
7	Jack Henry & Associates, Inc.	239
7	Logmein, Inc. ●	254
6	Manhattan Associates, Inc. ●	245
34	Marchex, Inc.	214
6	Micros Systems ●	278
6	Neustar, Inc. ●	205
10	Nuance Communications, Inc. ●	251
11	Paychex, Inc.	316
13	Progress Software Corp. ●	246
21	Quinstreet, Inc. ●	196
6	Red Hat, Inc. ●	239
34	Rosetta Stone, Inc. ●	260
22	S1 Corp. ●	212
17	SAIC, Inc. ●	204
21	SciQuest, Inc. ●	296
31	SeaChange International, Inc. ●	215
10	Solarwinds, Inc. ●	272
7	Synopsys, Inc. ●	190
67	Telenav, Inc. ●	521

 The accompanying notes are an integral part of these financial statements.

8

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6% - (continued)
	Software & Services - 8.5% - (continued)
9	Tibco Software, Inc. ●	$213
12	Total System Services, Inc.	226
5	Ultimate Software ●	299
38	United Online, Inc.	205
13	VeriSign, Inc.	450
8	Vistaprint N.V. ●	236
26	Web.com Group, Inc. ●	297
		11,572
	Technology Hardware & Equipment - 2.9%
5	Amphenol Corp. Class A	227
16	AVX Corp.	200
11	Blue Coat Systems, Inc. ●	275
63	Brocade Communications Systems, Inc. ●	327
10	Comtech Telecommunications Corp.	293
8	Diebold, Inc.	232
60	Extreme Networks, Inc. ●	175
7	FEI Co. ●	269
10	Ingram Micro, Inc. ●	186
12	Itron, Inc. ●	429
15	Molex, Inc.	347
21	QLogic Corp. ●	322
42	Tellabs, Inc.	171
6	Western Digital Corp. ●	192
32	Xerox Corp.	256
22	X-Rite, Inc. ●	103
		4,004
	Telecommunication Services - 1.2%
3	AboveNet, Inc. ●	217
104	Cincinnati Bell, Inc. ●	316
7	Crown Castle International Corp. ●	315
11	SBA Communications Corp. ●	454
16	Surewest Communications	188
82	Vonage Holdings Corp. ●	201
		1,691
	Transportation - 3.3%
6	C.H. Robinson Worldwide, Inc.	395
8	Expeditors International of Washington, Inc.	345
8	Forward Air Corp.	251
24	Heartland Express, Inc.	350
13	J.B. Hunt Transport Services, Inc.	580
5	Kansas City Southern ●	350
23	Knight Transportation, Inc.	354
10	Landstar System, Inc.	500
5	Ryder System, Inc.	287
23	Southwest Airlines Co.	201
20	UTI Worldwide, Inc.	272
11	Werner Enterprises, Inc.	254
23	Wesco Aircraft Holdings, Inc. ●	320
		4,459
	Utilities - 7.6%
25	AES Corp. ●	295
5	AGL Resources, Inc.	213
6	Allete, Inc.	252
8	Alliant Energy Corp.	375
10	American Water Works Co., Inc.	311
9	Aqua America, Inc.	198
8	Atmos Energy Corp.	262
8	Avista Corp.	193
13	CenterPoint Energy, Inc.	259

4	CH Energy Group	218
20	CMS Energy Corp.	442
5	Consolidated Edison, Inc.	335
4	DTE Energy Co.	196
5	Edison International	207
4	Entergy Corp.	263
10	Great Plains Energy, Inc.	224
8	IDACORP, Inc.	352
4	Integrys Energy Group, Inc.	222
6	Laclede Group, Inc.	235
9	MDU Resources Group, Inc.	191
19	N.V. Energy, Inc.	312
11	Northeast Utilities	404
6	NorthWestern Corp.	218
8	Nstar Co.	381
6	OGE Energy Corp.	329
19	Pepco Holdings, Inc.	390
7	Pinnacle West Capital Corp.	334
11	PNM Resources, Inc.	199
10	Portland General Electric Co.	261
10	PPL Corp.	308
9	SCANA Corp.	426
5	Sempra Energy	253
22	TECO Energy, Inc.	417
11	UGI Corp.	335
8	Westar Energy, Inc.	236
13	Xcel Energy, Inc.	348
		10,394
	Total common stocks
	(cost $131,590)	$134,362

	Total long-term investments (cost $131,590)	$134,362

SHORT-TERM INVESTMENTS - 1.9%
Repurchase Agreements - 1.6%
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $177, collateralized by U.S. Treasury Note 1.38%, 2018, value of $181)
$177	0.01%, 12/30/2011	$177
	RBC Capital Markets Corp. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $1,376, collateralized by U.S. Treasury Note 0.38% - 1.50%, 2013 - 2016, value of $1,403)
1,376	0.01%, 12/30/2011	1,376
	RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $466, collateralized by U.S. Treasury Note 1.88% - 2.00%, 2015 - 2016, value of $475)
466	0.02%, 12/30/2011	466

The accompanying notes are an integral part of these financial statements.

9

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SHORT-TERM INVESTMENTS - 1.9% - (continued)
Repurchase Agreements - 1.6% - (continued)
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $161, collateralized by U.S. Treasury Note 3.63%, 2021, value of $165)
$161	0.01%, 12/30/2011	$161
		2,180
U.S. Treasury Bills - 0.3%
350	0.01%, 2/2/2012 □○	$350

	Total short-term investments
	(cost $2,530)	$2,530

Total investments
(cost $134,120) ▲	100.5%	$136,892
Other assets and liabilities	(0.5)%	(689)
Total net assets	100.0%	$136,203

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 0.8% of total net assets at December 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $134,949 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,700
Unrealized Depreciation	(6,757)
Net Unrealized Appreciation	$1,943

●	Non-income producing.
○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.
□	This security, or a portion of this security, is pledged as initial margin deposit for open futures contracts held at December 31, 2011 as listed in the table below:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini	13	Long	03/16/2012	$960	$938	$22
S&P Mid 400 Mini	16	Long	03/16/2012	1,404	1,383	21
						$43

    *      The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

10

Hartford Small/Mid Cap Equity HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2011

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$134,362	$134,362	$—	$—
Short-Term Investments	2,530	—	2,530	—
Total	$136,892	$134,362	$2,530	$—
Futures *	43	43	—	—
Total	$43	$43	$—	$—

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

11

Hartford Small/Mid Cap Equity HLS Fund

Statement of Assets and Liabilities

December 31, 2011

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $134,120)	$136,892
Cash	6
Receivables:
Fund shares sold	6
Dividends and interest	182
Variation margin	—
Total assets	137,086
Liabilities:
Payables:
Fund shares redeemed	822
Variation margin	9
Investment management fees	24
Distribution fees	2
Accrued expenses	26
Total liabilities	883
Net assets	$136,203
Summary of Net Assets:
Capital stock and paid-in-capital	$116,427
Undistributed net investment income	874
Accumulated net realized gain	16,087
Unrealized appreciation of investments	2,815
Net assets	$136,203
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$8.93
Shares outstanding	12,066
Net assets	$107,762
Class IB: Net asset value per share	$8.88
Shares outstanding	3,201
Net assets	$28,441

The accompanying notes are an integral part of these financial statements.

12

Hartford Small/Mid Cap Equity HLS Fund

Statement of Operations

For the Year Ended December 31, 2011

(000’s Omitted)

Investment Income:
Dividends	$2,363
Interest	2
Less: Foreign tax withheld	(2)
Total investment income, net	2,363

Expenses:
Investment management fees	1,291
Distribution fees - Class IB	86
Custodian fees	27
Accounting services fees	23
Board of Directors' fees	4
Audit fees	12
Other expenses	46
Total expenses	1,489
Net investment income	874

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	17,187
Net realized loss on futures	(66)
Net Realized Gain on Investments and Other Financial Instruments	17,121

Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(20,732)
Net unrealized appreciation of futures	4
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(20,728)
Net Loss on Investments and Other Financial Instruments	(3,607)
Net Decrease in Net Assets Resulting from Operations	$(2,733)

 The accompanying notes are an integral part of these financial statements.

13

Hartford Small/Mid Cap Equity HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$874	$1,158
Net realized gain on investments and other financial instruments	17,121	23,882
Net unrealized appreciation (depreciation) of investments and other financial instruments	(20,728)	8,126
Net Increase (Decrease) In Net Assets Resulting From Operations	(2,733)	33,166
Distributions to Shareholders:
From net investment income
Class IA	—	(860)
Class IB	—	(160)
Total from net investment income	—	(1,020)
From net realized gain on investments
Class IA	(8,943)	—
Class IB	(2,350)	—
Total from net realized gain on investments	(11,293)	—
Total distributions	(11,293)	(1,020)
Capital Share Transactions:
Class IA
Sold	29,860	53,020
Issued on reinvestment of distributions	8,943	860
Redeemed	(56,877)	(56,741)
Total capital share transactions	(18,074)	(2,861)
Class IB
Sold	11,929	21,545
Issued on reinvestment of distributions	2,350	160
Redeemed	(20,897)	(15,514)
Total capital share transactions	(6,618)	6,191
Net increase (decrease) from capital share transactions	(24,692)	3,330
Net Increase (Decrease) In Net Assets	(38,718)	35,476
Net Assets:
Beginning of period	174,921	139,445
End of period	$136,203	$174,921
Undistributed (distribution in excess of)
net investment income	$874	$145
Shares:
Class IA
Sold	2,984	6,185
Issued on reinvestment of distributions	1,072	88
Redeemed	(5,891)	(6,879)
Total share activity	(1,835)	(606)
Class IB
Sold	1,199	2,505
Issued on reinvestment of distributions	283	16
Redeemed	(2,149)	(1,856)
Total share activity	(667)	665

 The accompanying notes are an integral part of these financial statements.

14

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements

December 31, 2011

(000’s Omitted)

1.	Organization:

Hartford Small/Mid Cap Equity HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in

15

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

16

During the year ended December 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

17

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Variation margin payable *	$—	$—	$—	$9	$—	$—	$9
Total	$—	$—	$—	$9	$—	$—	$9

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $43 as reported in the Schedule of Investments

18

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2011

 The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$—	$—	$—	$(66)	$—	$—	$(66)
Total	$—	$—	$—	$(66)	$—	$—	$(66)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures	$—	$—	$—	$4	$—	$—	$4
Total	$—	$—	$—	$4	$—	$—	$4

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may

19

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Ordinary Income	$9,832	$1,020
Long-Term Capital Gains*	1,461	—

*	The Fund designates these distributions as long-term capital dividends pursuant to IRC Sec. 852(b)(3)(C).

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$11,197
Undistributed Long-Term Capital Gain	6,636
Unrealized Appreciation*	1,943
Total Accumulated Earnings	$19,776

*	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(145)
Accumulated Net Realized Gain (Loss)	145

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2011.

20

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6800%
Over $10 billion	0.6700%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

21

Hartford Small/Mid Cap Equity HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. These fees are accrued daily and paid monthly.

f)	Payment from Affiliate – On April 20, 2007, the Fund had trading reimbursements relating to the change in portfolio managers of the Fund.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2007
	Class IA	Class IB
Impact from Payment from Affiliate for Trading Reimbursements	0.20%	N/A
Total Return Excluding Payment from Affiliate	11.43	N/A

8.	Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$314,226
Sales Proceeds Excluding U.S. Government Obligations	347,218

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

22

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

Hartford Small/Mid Cap Equity HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended December 31, 2011
IA	$9.85	$0.06	$—	$(0.23)	$(0.17)	$—	$(0.75)	$—	$(0.75)	$(0.92)	$8.93
IB	9.83	0.04	—	(0.24)	(0.20)	—	(0.75)	—	(0.75)	(0.95)	8.88
For the Year Ended December 31, 2010
IA	7.88	0.07	—	1.96	2.03	(0.06)	—	—	(0.06)	1.97	9.85
IB	7.86	0.05	—	1.96	2.01	(0.04)	—	—	(0.04)	1.97	9.83
For the Year Ended December 31, 2009
IA	5.34	0.02	—	2.54	2.56	(0.02)	—	—	(0.02)	2.54	7.88
IB	5.34	0.01	—	2.52	2.53	(0.01)	—	—	(0.01)	2.52	7.86
For the Year Ended December 31, 2008
IA	10.19	0.03	—	(4.76)	(4.73)	(0.03)	(0.09)	—	(0.12)	(4.85)	5.34
IB(D)	9.04	0.01	—	(3.60)	(3.59)	(0.02)	(0.09)	—	(0.11)	(3.70)	5.34
For the Year Ended December 31, 2007
IA	10.88	0.03	0.02	1.23	1.28	(0.06)	(1.91)	—	(1.97)	(0.69)	10.19

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Commenced operations on March 31, 2008.
(E)	Not annualized.
(F)	Annualized.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers		Ratio of Expenses to Average Net Assets After Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(C)

(1.13)%		$107,762	0.87%		0.87%		0.60%		196%
(1.38)		28,441	1.12		1.12		0.34		—

25.83		136,913	0.87		0.87		0.82		300
25.52		38,008	1.12		1.12		0.59		—

47.87		114,269	0.87		0.87		0.43		160
47.51		25,176	1.12		1.12		0.17		—

(46.85)		38,447	0.85		0.85		0.53		201
(40.17)	(E)	8,702	1.10	(F)	1.10	(F)	0.32	(F)	—

11.65	(G)	51,196	0.85		0.65		0.26		231

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford HLS Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Small/Mid Cap Equity HLS Fund (one of the portfolios constituting Hartford HLS Series Fund II, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Small/Mid Cap Equity HLS Fund of Hartford HLS Series Fund II, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
February 13, 2012

26

Hartford Small/Mid Cap Equity HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Small/Mid Cap Equity HLS Fund

Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

Hartford Small/Mid Cap Equity HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$914.65	$4.25	$1,000.00	$1,020.77	$4.48	0.88%	184	365
Class IB	$1,000.00	$913.51	$5.45	$1,000.00	$1,019.51	$5.75	1.13%	184	365

30

Hartford Small/Mid Cap Equity HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford Small/Mid Cap Equity HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

31

Hartford Small/Mid Cap Equity HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HL Advisors were considered in the aggregate.

32

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

33

Hartford Small/Mid Cap Equity HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1977 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-SMC11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford SmallCap Growth HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford SmallCap Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford SmallCap Growth HLS Fund inception 05/02/1994

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11)

	1 Year	5 Year	10 Year
SmallCap Growth IA	1.42%	2.87%	5.35%
SmallCap Growth IB	1.17%	2.61%	5.10%
Russell 2000 Growth Index	-2.91%	2.09%	4.48%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford SmallCap Growth HLS Fund

Manager Discussion (Unaudited)

December 31, 2011

Portfolio Managers
Mammen Chally, CFA	David J. Elliot, CFA
Vice President	Vice President, Co-Director of Quantitative Investments

How did the Fund perform?

The Class IA shares of the Hartford SmallCap Growth HLS Fund returned 1.42% for the twelve-month period ended December 31, 2011, outperforming its benchmark, the Russell 2000 Growth Index, which returned -2.91%. For the same period, the Fund also outperformed the -2.82% return of the average fund in the Lipper Small Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The twelve-month period ended December 31, 2011 was yet another extremely volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period, however, as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the eurozone, slowing economic expansion in China, and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets ended the year on a positive note in the final month of the period with encouraging employment and manufacturing data in the U.S.

In this environment, small-cap and mid-cap stocks underperformed large-cap stocks, as measured by the Russell 2000 (-4%), S&P MidCap 400 (-2%) and S&P 500 (+2%) indices, respectively. Seven of ten sectors within the Russell 2000 Growth Index posted losses for the period. The Materials (-16%), Energy (-6%), and Consumer Discretionary (-5%) sectors lagged the most while Consumer Staples (+13%), Health Care (+2%), and Financials (+1%) produced positive absolute returns.

Fund outperformance was driven by strong stock selection, primarily in the Health Care, Information Technology, and Consumer Discretionary sectors. This more than offset weaker selection in Industrials. Sector allocation modestly detracted from relative results, due to underweight allocations (i.e. the Fund’s sector position was less than the benchmark position) to Consumer Staples and Energy.

Among the top contributors to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance were Pharmasset (Health Care), Healthspring (Health Care), and Regeneron Pharmaceuticals (Health Care). Pharmasset, a clinical-stage pharmaceutical company focused on the discovery, development, and commercialization of novel drugs, saw its shares rise after it was acquired by Gilead Sciences. Shares of Healthspring, a managed care organization focusing on Medicare, rose after CIGNA announced its intention to purchase the company for $3.8 billion or $55 per share, in October. Biopharmaceutical company Regeneron Pharmaceuticals’ shares were strong throughout the period as expectations for the success of Eylea, a drug for the treatment of macular degeneration, increased. The market reacted favorably as the company announced the successful outcome of two Phase 3 trials to evaluate the efficacy and safety of rifaximin in the treatment of patients with non-constipation irritable bowel syndrome.

Shutterfly (Consumer Discretionary), Kodiak Oil & Gas (Energy), and Meritor (Industrials) detracted most from relative returns during the period. Shutterfly, a web-based photo publication service company, saw its shares decline on lower earnings expectations resulting from price pressure. Shares of Kodiak Oil & Gas, an independent energy company focused on the exploration, exploitation, acquisition, and production of crude oil and natural gas, fell as the integration of assets from a recent acquisition proved more difficult than expected. Drivetrain mobility and braking solutions provider Meritor saw share price weakness, despite beating consensus estimates this quarter, primarily due to lowered European earnings guidance and continued net operating losses from their U.S. sales. GT Advanced Technology (photovoltaic and LED related technology and equipment) was among the top absolute (i.e. total return) detractors, as they reduced their fiscal year 2012 revenue guidance on reduced solar and LED orders.

What is the outlook?

Economic data in the United States improved in the fourth quarter. The U.S. unemployment rate fell to 8.6% in November, its lowest level since March 2009. Retail sales,

3

Hartford SmallCap Growth HLS Fund

Manager Discussion (Unaudited) – (continued)

December 31, 2011

housing, and consumer confidence data also have trended positive in recent months. While economic growth is likely to remain tepid in 2012, this is discounted in valuations, in our view. We believe the biggest risk to U.S. markets remains a cataclysmic liquidity event in Europe that severely impacts global economic growth and confidence. We view this as a low probability event. However, U.S. markets were focused on Europe during the quarter – we expect this will remain a point of emphasis into 2012.

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) Information Technology, Health Care, and Utilities, and most underweight Energy, Financials, and Telecommunication Services.

Diversification by Industry
as of December 31, 2011

Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	1.1%
Banks (Financials)	2.7
Capital Goods (Industrials)	12.6
Commercial & Professional Services (Industrials)	2.0
Consumer Durables & Apparel (Consumer Discretionary)	1.5
Consumer Services (Consumer Discretionary)	1.8
Diversified Financials (Financials)	1.7
Energy (Energy)	7.4
Food & Staples Retailing (Consumer Staples)	0.1
Food, Beverage & Tobacco (Consumer Staples)	1.9
Health Care Equipment & Services (Health Care)	8.4
Household & Personal Products (Consumer Staples)	2.5
Insurance (Financials)	0.9
Materials (Materials)	3.8
Media (Consumer Discretionary)	1.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	12.2
Real Estate (Financials)	1.4
Retailing (Consumer Discretionary)	8.1
Semiconductors & Semiconductor Equipment (Information Technology)	4.0
Software & Services (Information Technology)	16.3
Technology Hardware & Equipment (Information Technology)	4.6
Telecommunication Services (Services)	0.5
Transportation (Industrials)	1.9
Utilities (Utilities)	0.5
Short-Term Investments	0.4
Other Assets and Liabilities	0.4
Total	100.0%

4

Hartford SmallCap Growth HLS Fund

Schedule of Investments

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2%
	Automobiles & Components - 1.1%
22	American Axle & Manufacturing, Inc. ●	$219
129	Amerigon, Inc. ●	1,839
31	Dana Holding Corp. ●	376
119	Tenneco Automotive, Inc. ●	3,545
		5,979
	Banks - 2.7%
317	Boston Private Financial Holdings, Inc.	2,519
103	Flushing Financial Corp.	1,300
212	Ocwen Financial Corp. ●	3,072
59	Signature Bank ●	3,510
222	Umpqua Holdings Corp.	2,753
22	Walker & Dunlop, Inc. ●	281
45	Wintrust Financial Corp.	1,251
		14,686
	Capital Goods - 12.6%
65	A.O. Smith Corp.	2,611
53	Aaon, Inc.	1,085
61	Acuity Brands, Inc.	3,247
10	Aerovironment, Inc. ●	323
5	Albany International Corp. Class A	112
163	Altra Holdings, Inc. ●	3,074
6	American Science & Engineering, Inc.	429
73	Applied Industrial Technologies, Inc.	2,573
52	AZZ, Inc.	2,359
107	Belden, Inc.	3,550
46	Blount International, Inc. ●	674
15	Briggs & Stratton Corp.	237
105	Ceradyne, Inc. ●	2,800
101	Chart Industries, Inc. ●	5,471
23	Colfax Corp. ●	664
128	Commercial Vehicles Group, Inc. ●	1,153
11	Cubic Corp.	497
63	Esterline Technologies Corp. ●	3,507
86	Federal Signal Corp.	355
58	Franklin Electric Co., Inc.	2,546
88	FuelCell Energy, Inc. ●	77
52	Gencorp, Inc. ●	279
147	GrafTech International Ltd. ●	2,006
14	Heico Corp.	825
23	Hexcel Corp. ●	554
10	Kaman Corp.	284
46	Lennox International, Inc.	1,550
28	Lindsay Corp.	1,548
195	Meritor, Inc. ●	1,035
93	Moog, Inc. Class A ●	4,065
123	Nordson Corp.	5,052
24	Polypore International, Inc. ●	1,060
23	Primoris Services Corp.	346
1	Raven Industries	37
7	SauerDanfoss, Inc. ●	241
82	Sun Hydraulics Corp.	1,918
54	Taser International, Inc. ●	275
64	Teledyne Technologies, Inc. ●	3,514
34	TransDigm Group, Inc. ●	3,231
153	Trimas Corp. ●	2,742
20	Xerium Technologies, Inc. ●	134
		68,040
	Commercial & Professional Services - 2.0%
10	Acacia Research Corp. ●	376

41	Cenveo, Inc. ●	138
7	Corporate Executive Board Co.	255
93	Deluxe Corp.	2,108
14	Encore Capital Group, Inc. ●	291
90	Exponent, Inc. ●	4,133
19	Insperity, Inc.	490
8	Intersections, Inc.	84
11	Portfolio Recovery Associate ●	729
16	RPX Corp. ●	208
132	Sykes Enterprises, Inc. ●	2,062
13	TMS International Corp. ●	127
		11,001
	Consumer Durables & Apparel - 1.5%
3	Blyth, Inc.	175
26	Brunswick Corp.	473
19	Cherokee, Inc.	227
21	Libbey, Inc. ●	262
2	Oxford Industries, Inc.	108
56	Polaris Industries, Inc.	3,162
3	Sturm Ruger & Co., Inc.	105
9	True Religion Apparel, Inc. ●	301
63	Warnaco Group, Inc. ●	3,164
		7,977
	Consumer Services - 1.8%
10	AFC Enterprises, Inc. ●	147
6	American Public Education, Inc. ●	268
13	Ameristar Casinos, Inc.	219
6	Bridgepoint Education, Inc. ●	144
3	Capella Education Co. ●	116
262	Cheesecake Factory, Inc. ●	7,693
6	Coinstar, Inc. ●	278
12	Domino's Pizza, Inc. ●	424
22	Krispy Kreme Doughnuts, Inc. ●	142
9	Lincoln Educational Services Corp.	69
4	Papa John's International, Inc. ●	132
6	Ruth's Hospitality Group, Inc. ●	31
6	Sotheby's Holdings	172
19	Town Sports International Holdings, Inc. ●	137
		9,972
	Diversified Financials - 1.7%
14	Advance America Cash Advance Centers, Inc.	129
7	Cash America International, Inc.	324
117	Compass Diversified Holdings	1,444
176	DFC Global Corp. ●	3,170
17	Ezcorp, Inc. ●	451
8	First Cash Financial Services, Inc. ●	289
4	Nelnet, Inc.	98
12	Netspend Holdings, Inc. ●	98
87	Stifel Financial ●	2,776
5	World Acceptance Corp. ●	331
		9,110
	Energy - 7.4%
50	Alon USA Energy, Inc.	433
40	ATP Oil & Gas Corp. ●	292
6	Basic Energy Services, Inc. ●	124
101	Berry Petroleum Co.	4,237
11	C&J Energy Services, Inc. ●	226
30	Cheniere Energy, Inc. ●	257
3	Cloud Peak Energy, Inc. ●	59

The accompanying notes are an integral part of these financial statements.

5

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2% - (continued)
	Energy - 7.4% - (continued)
73	Complete Production Services, Inc. ●	$2,440
10	Contango ORE, Inc. ●	588
22	Crosstex Energy, Inc.	272
194	CVR Energy, Inc. ●	3,636
18	Energy XXI (Bermuda) Ltd. ●	574
13	Golar Ltd.	584
127	Gulfmark Offshore, Inc. ●	5,355
77	Hornbeck Offshore Services, Inc. ●	2,403
513	ION Geophysical Corp. ●	3,145
66	James River Coal Co. ●	458
76	Petroleum Development Corp. ●	2,666
131	Rentech, Inc. ●	171
188	Rosetta Resources, Inc. ●	8,160
25	RPC, Inc.	462
13	Targa Resources Corp.	544
307	Vaalco Energy, Inc. ●	1,852
21	W&T Offshore, Inc.	437
74	Warren Resources, Inc. ●	242
21	Western Refining, Inc. ●	280
109	Willbros Group, Inc. ●	400
		40,297
	Food & Staples Retailing - 0.1%
20	Pantry, Inc. ●	243
259	Rite Aid Corp. ●	326
		569
	Food, Beverage & Tobacco - 1.9%
24	Boston Beer Co., Inc. Class A ●	2,652
325	Darling International, Inc. ●	4,323
69	Diamond Foods, Inc.	2,231
7	Omega Protein Corp. ●	53
44	Vector Group Ltd.	775
		10,034
	Health Care Equipment & Services - 8.4%
164	Angiodynamics, Inc. ●	2,425
4	Athenahealth, Inc. ●	206
5	Atrion Corp.	1,304
16	Centene Corp. ●	626
12	Chemed Corp.	599
8	Computer Programs and Systems, Inc.	399
62	Corvel Corp. ●	3,222
96	Cyberonics, Inc. ●	3,223
240	Dexcom, Inc. ●	2,230
23	Dynavox, Inc. ●	82
63	Hanger Orthopedic Group, Inc. ●	1,181
75	HealthSouth Corp. ●	1,328
33	Healthspring, Inc. ●	1,796
28	Heartware International, Inc. ●	1,915
102	Masimo Corp. ●	1,909
87	Merge Healthcare, Inc. ●	421
22	Metropolitan Health Networks ●	161
23	Molina Healthcare, Inc. ●	523
167	Owens & Minor, Inc.	4,648
9	Providence Service Corp. ●	120
10	Quality Systems	363
12	Quidel Corp. ●	180
86	RTI Biologics, Inc. ●	380
90	U.S. Physical Therapy, Inc.	1,779
67	Volcano Corp. ●	1,592
135	Wellcare Health Plans, Inc. ●	7,096

93	Zoll Medical Corp. ●	5,859
		45,567
	Household & Personal Products - 2.5%
111	Elizabeth Arden, Inc. ●	4,098
8	Medifast, Inc. ●	106
9	Natures Sunshine ●	135
191	Nu Skin Enterprises, Inc. Class A	9,258
6	Usana Health Sciences, Inc. ●	182
		13,779
	Insurance - 0.9%
27	Allied World Assurance Holdings Ltd.	1,697
118	Amerisafe, Inc. ●	2,747
24	Amtrust Financial Services	561
5	Tower Group, Inc.	98
		5,103
	Materials - 3.8%
19	A. Schulman, Inc.	400
16	Coeur d'Alene Mines Corp. ●	376
109	Georgia Gulf Corp. ●	2,127
7	Gold Resource Corp.	142
65	Graphic Packaging Holding Co. ●	278
125	Hecla Mining Co.	654
87	Kraton Performance Polymers ●	1,763
11	Minerals Technologies, Inc.	605
31	Myers Industries	386
1	Newmarket Corp.	259
141	Olin Corp.	2,763
15	Rockwood Holdings, Inc. ●	585
7	Senomyx, Inc. ●	23
202	Silgan Holdings, Inc.	7,820
142	Stillwater Mining Co. ●	1,481
50	TPC Group, Inc. ●	1,167
		20,829
	Media - 1.3%
189	Arbitron, Inc.	6,500
25	Dex One Corp. ●	41
10	Global Sources Ltd. ●	48
21	National Cinemedia, Inc.	254
31	Reachlocal, Inc. ●	193
16	Supermedia, Inc. ●	43
		7,079
	Pharmaceuticals, Biotechnology & Life Sciences - 12.2%
313	Alkermes plc ●	5,438
85	Allos Therapeutics, Inc. ●	121
134	Ardea Biosciences, Inc. ●	2,247
19	ARIAD Pharmaceuticals, Inc. ●	233
67	Astex Pharmaceuticals, Inc. ●	126
117	Aveo Pharmaceuticals, Inc. ●	2,012
217	Bruker Corp. ●	2,700
302	Cadence Pharmaceuticals, Inc. ●	1,193
33	Cleveland BioLabs, Inc. ●	94
150	Cubist Pharmaceuticals, Inc. ●	5,926
11	Cumberland Pharmaceuticals, Inc. ●	59
47	DepoMed, Inc. ●	244
21	DUSA Pharmaceuticals, Inc. ●	93
106	Enzon, Inc. ●	710
236	Exelixis, Inc. ●	1,117
11	Hi-Technology Pharmacal Co., Inc. ●	413
259	Immunogen, Inc. ●	3,003

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.2% - (continued)
187	Incyte Corp. ●	$2,809
253	Ironwood Pharmaceuticals, Inc. ●	3,024
11	Jazz Pharmaceuticals, Inc. ●	419
31	Map Pharmaceuticals, Inc. ●	414
55	Maxygen, Inc. ●	309
273	Medicines Co. ●	5,092
15	Medicis Pharmaceutical Corp. Class A	510
23	Momenta Pharmaceuticals, Inc. ●	401
460	NPS Pharmaceuticals, Inc. ●	3,031
22	Obagi Medical Products, Inc. ●	222
94	Onyx Pharmaceuticals, Inc. ●	4,124
173	Optimer Pharmaceuticals, Inc. ●	2,118
16	Par Pharmaceutical Cos., Inc. ●	514
87	PAREXEL International Corp. ●	1,801
73	PDL Biopharma, Inc.	452
4	Questcor Pharmaceuticals ●	172
292	Rigel Pharmaceuticals, Inc. ●	2,306
153	Salix Pharmaceuticals Ltd. ●	7,319
284	Seattle Genetics, Inc. ●	4,754
18	ViroPharma, Inc. ●	483
21	Ziopharm Oncology, Inc. ●	92
		66,095
	Real Estate - 1.4%
20	CBL & Associates Properties	314
104	Colonial Properties Trust	2,170
97	Coresite Realty Corp.	1,725
31	Getty Realty Corp.	426
11	Highwoods Properties, Inc.	318
239	MFA Mortgage Investments, Inc.	1,605
10	PS Business Parks, Inc.	581
8	Universal Health Realty	308
		7,447
	Retailing - 8.1%
11	Aeropostale, Inc. ●	169
6	Ann, Inc. ●	139
74	Ascena Retail Group, Inc. ●	2,209
9	Blue Nile, Inc. ●	368
11	Buckle (The), Inc.	432
8	Cato Corp.	187
94	Children's Place Retail Stores, Inc. ●	5,012
11	Conns, Inc. ●	121
114	Core-Mark Holding Co., Inc.	4,533
103	DSW, Inc.	4,540
19	Express, Inc. ●	385
13	Francescas Holding Corp. ●	216
156	GNC Holdings, Inc. ●	4,527
4	Hibbett Sports, Inc. ●	190
11	HSN, Inc.	410
90	Mattress Firm Holding Corp. ●	2,084
29	Overstock.com, Inc. ●	227
23	PetMed Express, Inc.	234
26	Pier 1 Imports, Inc. ●	368
154	rue21, Inc. ●	3,330
14	Select Comfort Corp. ●	300
142	Shutterfly, Inc. ●	3,228
6	Systemax, Inc. ●	91
129	Teavana Holdings, Inc. ●	2,426
10	The Finish Line, Inc.	187
32	Ulta Salon, Cosmetics & Fragrances, Inc. ●	2,059

131	Vitamin Shoppe, Inc. ●	5,227
15	Williams-Sonoma, Inc.	577
		43,776
	Semiconductors & Semiconductor Equipment - 4.0%
17	Amtech Systems, Inc. ●	142
14	Cirrus Logic, Inc. ●	217
90	Cymer, Inc. ●	4,502
425	GT Advanced Technologies, Inc. ●	3,079
304	Integrated Device Technology, Inc. ●	1,661
25	IXYS Corp. ●	268
24	Kulicke and Soffa Industries, Inc. ●	226
53	LTX-Credence Corp. ●	281
45	Micrel, Inc.	453
524	Mindspeed Technologies, Inc. ●	2,398
24	MIPS Technologies, Inc. Class A ●	109
148	Nanometrics, Inc. ●	2,725
2	NVE Corp. ●	106
176	ON Semiconductor Corp. ●	1,360
33	Rambus, Inc. ●	247
263	Silicon Image, Inc. ●	1,236
113	Ultratech Stepper, Inc. ●	2,779
		21,789
	Software & Services - 16.3%
11	ACI Worldwide, Inc. ●	301
45	Actuate Corp. ●	263
135	Ancestry.com, Inc. ●	3,096
12	CACI International, Inc. Class A ●	644
4	Cass Information Systems, Inc.	129
114	Commvault Systems, Inc. w/ Rights ●	4,870
191	Constant Contact, Inc. ●	4,429
26	CSG Systems International, Inc. ●	381
173	Dice Holdings, Inc. ●	1,437
12	Digimarc Corp. ●	277
12	Digital River, Inc. ●	183
11	Fair Isaac, Inc.	401
84	Fortinet, Inc. ●	1,831
234	Higher One Holdings, Inc. ●	4,314
33	Infospace, Inc. ●	365
13	Interactive Intelligence Group ●	295
144	j2 Global, Inc.	4,049
120	JDA Software Group, Inc. ●	3,880
102	Keynote Systems, Inc.	2,091
10	Liquidity Services, Inc. ●	358
374	LivePerson, Inc. ●	4,688
7	Manhattan Associates, Inc. ●	271
17	Mercadolibre, Inc.	1,384
27	MicroStrategy, Inc. ●	2,900
151	Motricity, Inc. ●	135
96	Opnet Technologies, Inc.	3,526
176	Parametric Technology Corp. ●	3,213
17	Pros Holdings, Inc. ●	256
134	QLIK Technologies, Inc. ●	3,247
219	Quest Software, Inc. ●	4,076
21	Quinstreet, Inc. ●	195
453	Sapient Corp.	5,714
35	SeaChange International, Inc. ●	246
212	Solarwinds, Inc. ●	5,930
58	Solera Holdings, Inc.	2,577
83	Sourcefire, Inc. w/ Rights ●	2,696
19	Telenav, Inc. ●	147

The accompanying notes are an integral part of these financial statements.

7

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2% - (continued)
	Software & Services - 16.3% - (continued)
73	Tibco Software, Inc. ●	$1,745
49	TiVo, Inc. ●	443
17	TNS, Inc. ●	301
5	Travelzoo, Inc. ●	120
10	Unisys Corp. ●	191
107	VeriFone Systems, Inc. ●	3,812
118	Wright Express Corp. ●	6,429
53	XO Group, Inc. ●	442
		88,278
	Technology Hardware & Equipment - 4.6%
162	Aruba Networks, Inc. ●	3,000
108	Coherent, Inc. ●	5,627
16	Comtech Telecommunications Corp.	447
24	Cray, Inc. ●	158
133	Extreme Networks, Inc. ●	389
4	FEI Co. ●	147
68	Interdigital, Inc.	2,984
171	Oplink Communications, Inc. ●	2,816
112	Plantronics, Inc.	3,977
9	Plexus Corp. ●	241
56	Polycom, Inc. ●	911
18	Riverbed Technology, Inc. ●	415
16	Silicon Graphics International Corp. ●	186
21	Synaptics, Inc. ●	645
78	Universal Display Corp. ●	2,853
		24,796
	Telecommunication Services - 0.5%
34	8x8, Inc. ●	108
32	AboveNet, Inc. ●	2,086
24	Cincinnati Bell, Inc. ●	74
18	IDT Corp. Class B	173
46	Vonage Holdings Corp. ●	113
		2,554
	Transportation - 1.9%
4	Allegiant Travel Co. ●	219
333	Avis Budget Group, Inc. ●	3,570
13	Hawaiian Holdings, Inc. ●	77
17	Heartland Express, Inc.	249
62	Marten Transport Ltd.	1,116
194	Werner Enterprises, Inc.	4,682
8	Wesco Aircraft Holdings, Inc. ●	112
		10,025
	Utilities - 0.5%
79	UniSource Energy Corp.	2,915

	Total common stocks
	(cost $472,191)	$537,697

	Total long-term investments (cost $472,191)	$537,697

SHORT-TERM INVESTMENTS - 0.4%
Repurchase Agreements - 0.4%
	Bank of America Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $736, collateralized by GNMA 4.50%, 2041, value of $750)
$736	0.04%, 12/30/2011	$736

	Barclays Capital TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $61, collateralized by U.S. Treasury Bond 5.38%, 2031, value of $62)
61	0.01%, 12/30/2011	61
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $816, collateralized by GNMA 3.50% - 7.00%, 2035 - 2046, value of $832)
816	0.06%, 12/30/2011	816
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $6, collateralized by U.S. Treasury Note 2.75%, 2016, value of $6)
6	0.01%, 12/30/2011	6
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $316, collateralized by FNMA 3.00% - 6.50%, 2021 - 2041, value of $322)
316	0.04%, 12/30/2011	316
		1,935
	Total short-term investments
	(cost $1,935)	$1,935

Total investments
(cost $474,126) ▲	99.6%	$539,632
Other assets and liabilities	0.4%	2,052
Total net assets	100.0%	$541,684

The accompanying notes are an integral part of these financial statements.

8

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 1.3% of total net assets at December 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $476,520 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$101,510
Unrealized Depreciation	(38,398)
Net Unrealized Appreciation	$63,112

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

Hartford SmallCap Growth HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2011

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$537,697	$537,697	$–	$–
Short-Term Investments	1,935	–	1,935	–
Total	$539,632	$537,697	$1,935	$–

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

 The accompanying notes are an integral part of these financial statements.

10

Hartford SmallCap Growth HLS Fund

Statement of Assets and Liabilities

December 31, 2011

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $474,126)	$539,632
Cash	1
Receivables:
Investment securities sold	11,535
Fund shares sold	2,850
Dividends and interest	190
Total assets	554,208
Liabilities:
Payables:
Investment securities purchased	11,030
Fund shares redeemed	1,351
Investment management fees	74
Distribution fees	8
Accrued expenses	61
Total liabilities	12,524
Net assets	$541,684
Summary of Net Assets:
Capital stock and paid-in-capital	$499,932
Undistributed net investment income	—
Accumulated net realized loss	(23,754)
Unrealized appreciation of investments	65,506
Net assets	$541,684
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$21.67
Shares outstanding	18,348
Net assets	$397,662
Class IB: Net asset value per share	$21.47
Shares outstanding	6,709
Net assets	$144,022

 The accompanying notes are an integral part of these financial statements.

11

Hartford SmallCap Growth HLS Fund

Statement of Operations

For the Year Ended December 31, 2011

(000’s Omitted)

Investment Income:
Dividends	$3,609
Interest	7
Less: Foreign tax withheld	(1)
Total investment income, net	3,615

Expenses:
Investment management fees	3,703
Transfer agent fees	5
Distribution fees - Class IB	395
Custodian fees	19
Accounting services fees	72
Board of Directors' fees	15
Audit fees	15
Other expenses	211
Total expenses (before fees paid indirectly)	4,435
Commission recapture	(8)
Total fees paid indirectly	(8)
Total expenses, net	4,427
Net investment loss	(812)

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	97,774
Net realized gain on futures	217
Net Realized Gain on Investments and Other Financial Instruments	97,991

Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(85,821)
Net Changes in Unrealized Depreciation of Investments	(85,821)
Net Gain on Investments and Other Financial Instruments	12,170
Net Increase in Net Assets Resulting from Operations	$11,358

The accompanying notes are an integral part of these financial statements.

12

Hartford SmallCap Growth HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment loss	$(812)	$(217)
Net realized gain on investments and other financial instruments	97,991	83,844
Net unrealized appreciation (depreciation) of investments	(85,821)	88,970
Net Increase In Net Assets Resulting From Operations	11,358	172,597
Capital Share Transactions:
Class IA
Sold	85,527	66,774
Redeemed	(164,493)	(135,023)
Total capital share transactions	(78,966)	(68,249)
Class IB
Sold	38,945	26,114
Redeemed	(61,664)	(47,573)
Total capital share transactions	(22,719)	(21,459)
Net decrease from capital share transactions	(101,685)	(89,708)
Net Increase (Decrease) In Net Assets	(90,327)	82,889
Net Assets:
Beginning of period	632,011	549,122
End of period	$541,684	$632,011
Undistributed (distribution in excess of)
net investment income	$—	$—
Shares:
Class IA
Sold	3,824	3,694
Redeemed	(7,372)	(7,919)
Total share activity	(3,548)	(4,225)
Class IB
Sold	1,765	1,490
Redeemed	(2,791)	(2,766)
Total share activity	(1,026)	(1,276)

The accompanying notes are an integral part of these financial statements.

13

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements

December 31, 2011

(000’s Omitted)

1.	Organization:

Hartford SmallCap Growth HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily

14

traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

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Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

During the year ended December 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

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3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. As of December 31, 2011, the Fund had no outstanding futures contracts.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended December 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$217	$—	$—	$217
Total	$—	$—	$—	$217	$—	$—	$217

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Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at December 31, 2011, are as follows:

Amount
Accumulated Capital and Other Losses*	$(21,360)
Unrealized Appreciation†	63,112
Total Accumulated Earnings	$41,752

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the

18

accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$812
Accumulated Net Realized Gain (Loss)	107
Capital Stock and Paid-in-Capital	(919)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$21,360
Total	$21,360

As of December 31, 2011, the Fund utilized $97,988 of prior year capital loss carryforwards

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

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Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2011
Class IA	0.67%
Class IB	0.92

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

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f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	35.37	35.04

8.	Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$373,995
Sales Proceeds Excluding U.S. Government Obligations	473,361

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

21

Hartford SmallCap Growth HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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Hartford Growth Opportunities HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended December 31, 2011
IA	$21.37	$(0.02)	$—	$0.32	$0.30	$—	$—	$—	$—	$0.30	$21.67
IB	21.22	(0.07)	—	0.32	0.25	—	—	—	—	0.25	21.47
For the Year Ended December 31, 2010
IA	15.65	—	—	5.72	5.72	—	—	—	—	5.72	21.37
IB	15.58	(0.04)	—	5.68	5.64	—	—	—	—	5.64	21.22
For the Year Ended December 31, 2009
IA	11.57	0.01	—	4.08	4.09	(0.01)	—	—	(0.01)	4.08	15.65
IB	11.53	(0.03)	—	4.08	4.05	—	—	—	—	4.05	15.58
For the Year Ended December 31, 2008
IA	18.71	0.05	—	(7.00)	(6.95)	(0.07)	(0.12)	—	(0.19)	(7.14)	11.57
IB	18.66	—	—	(6.96)	(6.96)	(0.05)	(0.12)	—	(0.17)	(7.13)	11.53
For the Year Ended December 31, 2007
IA	20.79	0.11	—	(0.53)	(0.42)	(0.06)	(1.60)	—	(1.66)	(2.08)	18.71
IB	20.74	0.06	—	(0.54)	(0.48)	—	(1.60)	—	(1.60)	(2.08)	18.66

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

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- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

1.42%	$397,662	0.67%	0.67%	(0.07)%	62%
1.17	144,022	0.92	0.92	(0.32)	–

36.56	467,888	0.68	0.68	0.03	66
36.21	164,123	0.93	0.93	(0.22)	–

35.39 (E)	408,754	0.68	0.68	0.06	73
35.06 (E)	140,368	0.93	0.93	(0.19)	–

(37.42)	332,330	0.64	0.64	0.24	99
(37.57)	115,827	0.89	0.89	(0.01)	–

(1.84)	640,853	0.63	0.63	0.52	84
(2.09)	227,424	0.88	0.88	0.27	–

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford HLS Series Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford SmallCap Growth HLS Fund (one of the portfolios constituting Hartford HLS Series Fund II, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford SmallCap Growth HLS Fund of Hartford HLS Series Fund II, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN February 13, 2012

26

Hartford SmallCap Growth HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford SmallCap Growth HLS Fund

Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

Hartford SmallCap Growth HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$888.90	$3.24	$1,000.00	$1,021.78	$3.47	0.68%	184	365
Class IB	$1,000.00	$887.79	$4.43	$1,000.00	$1,020.52	$4.74	0.93%	184	365

30

Hartford SmallCap Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford SmallCap Growth HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

31

Hartford SmallCap Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

32

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

33

Hartford SmallCap Growth HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1977 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-SCG11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford U.S. Government Securities HLS Fund

2011 Annual Report

December 31, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in Hartford HLS Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue into next year.

As we head into 2012, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with Hartford HLS Funds.

James Davey
President
Hartford HLS Funds

Hartford U.S. Government Securities HLS Fund

Fund Performance (Unaudited)	2
Manager Discussion (Unaudited)	3
Financial Statements

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford U.S. Government Securities HLS Fund inception 03/24/1987

(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 12/31/11)

	1 Year	5 Year	10 Year
U.S. Government Securities IA	4.87%	3.14%	3.59%
U.S. Government Securities IB	4.61%	2.88%	3.33%
Barclays Capital Intermediate Government Bond Index	6.08%	5.86%	4.89%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2011, which may exclude investment transactions as of this date.

Barclays Capital Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford U.S. Government Securities HLS Fund

Manager Discussion (Unaudited)

December 31, 2011

Portfolio Managers
Russell M. Regenauer, CFA	Raymond Humphrey, CFA	John Hendricks
Senior Vice President	Senior Vice President	Senior Vice President

How did the Fund perform?

The Class IA Shares of the Hartford U.S. Government Securities HLS Fund returned 4.87% for the twelve month period ended December 31, 2011, underperforming its benchmark, the Barclays Capital Intermediate Government Bond Index, which returned 6.08% and also underperforming the Lipper General U.S. Government VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 10.05%.

Why did the Fund perform this way?

Most of the Fund’s underperformance in 2011 is explained by our directional views and positioning on the yield curve. The U.S. economy entered 2011 with reasonable momentum. Consumption had expanded by approximately 3% in the second half of 2010 and the recovery seemed to be well on track. We thus began positioning the portfolio to protect against higher interest rates. As well, we began increasing our allocation to Residential Mortgage Backed Securities (RMBS) to increase the Fund’s income profile. When the recovery stalled in second quarter of 2011, the portfolio was exposed. Volatility increased which caused our RMBS positions to perform poorly as did our protective macro positions.

The third quarter of 2011 growth recovery proved beneficial to our portfolio positioning, and in late third quarter and fourth quarter, we were able to gain back some of the underperformance. Our allocations to Treasury Inflation Protected Securities (TIPS) performed well as the implied disinflation did not occur and RMBS gained as volatility declined into year end.

What is the outlook?

We have reduced the tracking error of the portfolio in anticipation of the write down of Greek sovereign debt. On the surface, this would seem to be one of the better anticipated events in recent history and therefore should not have any unanticipated deleterious effects. However, because there are many questions that remain impactful and unanswered, we maintain the belief that a Greek default has the ability to cause dysfunction in financial markets. As we enter 2012, we will watch if the impact of a debt write-down sufficiently addresses the Greek primary deficit position, and if Greece would then remain in the European Union.

On November 21, 2011, the Board of Directors of the Hartford Series Fund II, Inc. (the “Company”) approved a change of subadviser for the Fund, a series of the Company, from Hartford Investment Management Company to Wellington Management Company, LLP (“Wellington Management”). As part of this approval the Board of Directors approved a new sub-advisory agreement between HL Investment Advisors, LLC and Wellington Management. The change in the Fund’s sub-adviser and the implementation of the new sub-advisory agreement are expected to occur during the first quarter of 2012.

Diversification by Security Type

as of December 31, 2011

Category	Percentage of Net Assets
Asset & Commercial Mortgage Backed Securities	1.3%
Foreign Government Obligations	1.8
U.S. Government Agencies	49.7
U.S. Government Securities	47.0
Short-Term Investments	4.9
Other Assets and Liabilities	(4.7)
Total	100.0%

Distribution by Credit Quality
as of December 31, 2011
Credit Rating *	Percentage of Net Assets
Aaa / AAA	1.8
Aa / AA	0.2
Baa / BBB	0.1
Ba / BB	0.1
B	0.4
Caa / CCC or Lower	0.5
U.S. Government Agencies and Securities	96.7
Non Debt Securities and Other Short-Term Instruments	4.9
Other Assets & Liabilities	(4.7)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

3

Hartford U.S. Government Securities HLS Fund

Schedule of Investments

December 31, 2011

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.3%
Finance and Insurance - 1.3%
	Real Estate Credit (Mortgage Banking) - 1.3%
	Ameriquest Mortgage Securities, Inc.
$908	1.32%, 09/25/2032 Δ	$708
	Ansonia CDO Ltd.
8,242	0.59%, 07/28/2046 ⌂■Δ	1,813
	Arbor Realty Mortgage Securities
13,000	0.81%, 01/26/2042 ⌂■Δ	4,550
	First Franklin Mortgage Loan Asset Backed Certificates
534	2.77%, 07/25/2033 Δ	36
	Marathon Real Estate CDO Ltd.
4,000	1.69%, 05/25/2046 ⌂■Δ	760
	Master Asset Backed Securities Trust
942	2.99%, 05/25/2033 Δ	829
	Merrill Lynch Mortgage Investors, Inc.
651	1.94%, 05/25/2032 Δ	408
	Morgan Stanley ABS Capital I
2,030	1.79%, 11/25/2032 Δ	1,428
	Residential Asset Mortgage Products, Inc.
1,460	5.70%, 10/25/2031	1,084
	Structured Asset Securities Corp.
2,689	1.79%, 02/25/2033 Δ	2,372
		13,988
	Total asset & commercial mortgage backed securities
	(cost $34,374)	$13,988

FOREIGN GOVERNMENT OBLIGATIONS - 1.8%
	Germany - 1.8%
	Bundesrepublik Deutschland
EUR 15,000	2.25%, 09/04/2021	20,206

	Total foreign government obligations
	(cost $20,454)	$20,206

U.S. GOVERNMENT AGENCIES - 49.7%
	Federal Home Loan Mortgage Corporation - 5.5%
$6,000	3.50%, 11/15/2025	$6,296
528	4.50%, 12/01/2018	564
23,452	5.50%, 09/15/2016 - 08/01/2038	25,043
16,016	5.50%, 05/15/2033 Ф	18,728
1,286	6.00%, 10/01/2021 - 09/01/2034	1,423
6,642	6.50%, 09/01/2014 - 09/01/2032	7,549
971	7.00%, 10/01/2026 - 11/01/2032	1,120
19	7.50%, 05/01/2024 - 06/01/2025	22
46	8.00%, 08/01/2024 - 10/01/2024	50
2	8.50%, 10/01/2024	2
26	10.00%, 11/01/2020	26
		60,823
	Federal National Mortgage Association - 31.8%
113,028	3.50%, 01/15/2041 - 03/01/2041 ☼	116,295
47,619	4.00%, 02/01/2041	50,523
108,609	5.00%, 08/01/2018 - 05/01/2038	117,469
19,258	5.50%, 08/01/2015 - 05/01/2039	20,978
28,196	6.00%, 09/01/2013 - 02/01/2037	31,393
1,468	6.50%, 06/25/2029 Ф	1,678
8,665	6.50%, 05/01/2013 - 09/01/2032	9,868
1,187	7.00%, 11/01/2013 - 02/01/2032	1,349

37	7.50%, 06/01/2023	43
160	8.00%, 10/01/2029 - 02/01/2031	190
3	8.50%, 04/01/2017	4
61	9.00%, 08/01/2020 - 09/01/2021	62
4	9.75%, 07/01/2020	4
		349,856
	Government National Mortgage Association - 12.4%
56,777	4.00%, 08/20/2040 - 10/20/2040	60,853
56,131	4.50%, 10/20/2040	61,383
4,032	5.00%, 01/20/2034	4,487
2,490	6.00%, 01/15/2033 - 02/15/2033	2,833
4,097	6.50%, 12/15/2028 - 01/15/2032	4,741
1,487	7.00%, 06/20/2030 - 10/15/2032	1,744
481	7.50%, 04/15/2022 - 04/20/2030	550
75	8.50%, 09/15/2019 - 03/15/2030	82
		136,673
	Total U.S. government agencies
	(cost $527,141)	$547,352

U.S. GOVERNMENT SECURITIES - 47.0%
Other Direct Federal Obligations - 16.0%
	Federal Farm Credit Bank - 3.9%
$42,000	2.00%, 07/27/2016	$43,146

	Federal Home Loan Bank - 12.1%
37,000	3.25%, 03/09/2018	40,706
26,000	5.25%, 12/09/2022	32,480
50,000	5.38%, 05/18/2016	59,300
		132,486
		175,632
U.S. Treasury Securities - 31.0%
	U.S. Treasury Notes - 31.0%
93,600	0.38%, 07/31/2013 ‡	93,823
9,000	1.00%, 10/31/2016	9,087
150,000	1.25%, 04/15/2014 ◄	168,168
55,000	1.63%, 01/15/2018 ◄	67,691
2,980	2.13%, 08/15/2021	3,056
		341,825
	Total U.S. government securities
	(cost $508,373)	$517,457

	Total long-term investments (cost $1,090,342)	$1,099,003

SHORT-TERM INVESTMENTS - 4.9%
Investment Pools and Funds - 1.0%
10,601	JP Morgan U.S. Government Money Market Fund	$10,601
1	Wells Fargo Advantage Government Money Market Fund	1
		10,602

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount ╬		Market Value ╪
SHORT-TERM INVESTMENTS - 4.9% - (continued)
Repurchase Agreements - 3.9%
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $3,463, collateralized by U.S. Treasury Note 1.38%, 2018, value of $3,532)
$3,463	0.01%, 12/30/2011	$3,463
	RBC Capital Markets Corp. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $26,875, collateralized by U.S. Treasury Note 0.38% - 1.50%, 2013 - 2016, value of $27,413)
26,875	0.01%, 12/30/2011	26,875
	RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $9,096, collateralized by U.S. Treasury Note 1.88% - 2.00%, 2015 - 2016, value of $9,278)
9,096	0.02%, 12/30/2011	9,096
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 01/03/2012 in the amount of $3,151, collateralized by U.S. Treasury Note 3.63%, 2021, value of $3,214)
3,152	0.01%, 12/30/2011	3,152
		42,586
U.S. Treasury Bills - 0.0%
1,000	0.02%, 2/2/2012□○	$1,000

	Total short-term investments
	(cost $54,188)	$54,188

	Total investments
(cost $1,144,530) ▲	104.7%	$1,153,191
Other assets and liabilities	(4.7)%	(51,872)
Total net assets	100.0%	$1,101,319

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term long position investments in foreign securities represents 1.8% of total net assets at December 31, 2011.

▲	At December 31, 2011, the cost of securities for federal income tax purposes was $1,144,585 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$29,465
Unrealized Depreciation	(20,859)
Net Unrealized Appreciation	$8,606

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2011.
○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.
◄	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

The accompanying notes are an integral part of these financial statements.

5

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2011

(000’s Omitted)

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2011, the aggregate value of these securities was $7,123, which represents 0.6% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
10/2006	$8,242	Ansonia CDO Ltd., 0.59%, 07/28/2046 - 144A	$8,242
11/2006	$13,000	Arbor Realty Mortgage Securities, 0.81%, 01/26/2042 - 144A	$13,000
04/2007	$4,000	Marathon Real Estate CDO Ltd., 1.69%, 05/25/2046 - 144A	$3,956

At December 31, 2011, the aggregate value of these securities was $7,123, which represents 0.6% of total net assets

Ф	Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.
╬	All principal amounts are in U.S. dollars unless otherwise indicated. EUR ─ EURO

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $55,539 at December 31, 2011.
‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
□	This security, or a portion of this security, is pledged as initial margin deposit for open futures contracts held at December 31, 2011 as listed in the table below:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Note	1,527	Long	03/30/2012	$188,215	$187,639	$576
10 Year U.S. Treasury Note	156	Long	03/21/2012	20,455	20,338	117
						$693

*	The number of contracts does not omit 000's.
Cash of $670 was pledged as initial margin deposit and collateral for open futures contracts at December 31, 2011.

Foreign Currency Contracts Outstanding at December 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Euro	Deutsche Bank Securities	Sell	$19,966	$20,614	01/25/2012	$648

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

Hartford U.S. Government Securities HLS Fund

Investment Valuation Hierarchy Level Summary

December 31, 2011

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$13,988	$—	$—	$13,988
Foreign Government Obligations	20,206	—	20,206	—
U.S. Government Agencies	547,352	—	547,352	—
U.S. Government Securities	517,457	—	517,457	—
Short-Term Investments	54,188	10,602	43,586	—
Total	$1,153,191	$10,602	$1,128,601	$13,988
Foreign Currency Contracts *	648	—	648	—
Futures *	693	693	—	—
Total	$1,341	$693	$648	$—

♦	For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2011
Assets:
Asset & Commercial Mortgage Backed Securities	$15,280	$(11,350)	$12,498	*	$17	$1	$(2,458)	$—	$—	$13,988
Total	$15,280	$(11,350)	$12,498		$17	$1	$(2,458)	$—	$—	$13,988

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at December 31, 2011 was $575.

The accompanying notes are an integral part of these financial statements.

7

Hartford U.S. Government Securities HLS Fund

Statement of Assets and Liabilities

December 31, 2011

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,144,530)	$1,153,191
Cash	670	*
Foreign currency on deposit with custodian (cost $5)	5
Unrealized appreciation on foreign currency contracts	648
Receivables:
Fund shares sold	126
Dividends and interest	4,180
Variation margin	306
Total assets	1,159,126
Liabilities:
Bank overdraft	—
Payables:
Investment securities purchased	55,539
Fund shares redeemed	2,081
Investment management fees	108
Distribution fees	11
Accrued expenses	68
Total liabilities	57,807
Net assets	$1,101,319
Summary of Net Assets:
Capital stock and paid-in-capital	$1,211,395
Undistributed net investment income	28,316
Accumulated net realized loss	(148,390)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	9,998
Net assets	$1,101,319
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$10.68
Shares outstanding	84,963
Net assets	$907,046
Class IB: Net asset value per share	$10.63
Shares outstanding	18,282
Net assets	$194,273

* Cash of $670 was pledged as initial margin deposit and collateral for open futures contracts at December 31, 2011.

The accompanying notes are an integral part of these financial statements.

8

Hartford U.S. Government Securities HLS Fund

Statement of Operations

For the Year Ended December 31, 2011

(000’s Omitted)

Investment Income:
Dividends	$—
Interest	24,953
Total investment income, net	24,953

Expenses:
Investment management fees	5,363
Distribution fees - Class IB	535
Custodian fees	11
Accounting services fees	143
Board of Directors' fees	28
Audit fees	12
Other expenses	193
Total expenses (before fees paid indirectly)	6,285
Custodian fee offset	—
Total fees paid indirectly	—
Total expenses, net	6,285
Net investment income	18,668

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments	(14,725)
Net realized loss on futures	(10,386)
Net realized gain on written options	378
Net realized gain on foreign currency contracts	8,125
Net realized loss on other foreign currency transactions	(2,736)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(19,344)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	56,715
Net unrealized depreciation of futures	(967)
Net unrealized depreciation of written options	(134)
Net unrealized appreciation of foreign currency contracts	648
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(4)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	56,258
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	36,914
Net Increase in Net Assets Resulting from Operations	$55,582

The accompanying notes are an integral part of these financial statements.

9

Hartford U.S. Government Securities HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Operations:
Net investment income	$18,668	$35,336
Net realized loss on investments, other financial instruments and foreign currency transactions	(19,344)	(55,323)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	56,258	73,499
Net Increase In Net Assets Resulting From Operations	55,582	53,512
Distributions to Shareholders:
From net investment income
Class IA	(26,173)	(49,368)
Class IB	(4,982)	(10,632)
Total distributions	(31,155)	(60,000)
Capital Share Transactions:
Class IA
Sold	173,989	228,618
Issued on reinvestment of distributions	26,173	49,368
Redeemed	(351,525)	(366,062)
Total capital share transactions	(151,363)	(88,076)
Class IB
Sold	35,190	39,900
Issued on reinvestment of distributions	4,982	10,632
Redeemed	(81,639)	(93,445)
Total capital share transactions	(41,467)	(42,913)
Net decrease from capital share transactions	(192,830)	(130,989)
Net Decrease In Net Assets	(168,403)	(137,477)
Net Assets:
Beginning of period	1,269,722	1,407,199
End of period	$1,101,319	$1,269,722
Undistributed (distribution in excess of)
net investment income	$28,316	$31,147
Shares:
Class IA
Sold	16,441	21,255
Issued on reinvestment of distributions	2,480	4,624
Redeemed	(33,286)	(34,052)
Total share activity	(14,365)	(8,173)
Class IB
Sold	3,345	3,736
Issued on reinvestment of distributions	474	1,000
Redeemed	(7,761)	(8,749)
Total share activity	(3,942)	(4,013)

The accompanying notes are an integral part of these financial statements.

10

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements

December 31, 2011

(000’s Omitted)

1.    Organization:

Hartford U.S. Government Securities HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.    Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in

11

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

12

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

13

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.    Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2011.

b)	Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only

14

be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2011.

c)	Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of December 31, 2011.

d)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of December 31, 2011.

4.    Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked

15

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of December 31, 2011.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2011.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund had no outstanding purchased options contracts as of December 31, 2011. Transactions involving written options contracts for the Fund during the year ended December 31, 2011, are summarized below:

16

	Options Contract Activity During the Year Ended December 31, 2011
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	1,000	$185
Written	1,500	457
Expired	—	—
Closed	(2,500)	(642)
Exercised	—	—
End of year	—	$—

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	467	130
Expired	(467)	(130)
Closed	—	—
Exercised	—	—
End of year	—	$—

* The number of contracts does not omit 000's.

d)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$648	$—	$—	$—	$—	$648
Variation margin receivable *	306	—	—	—	—	—	306
Total	$306	$648	$—	$—	$—	$—	$954

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $693 as reported in the Schedule of Investments.

The ratio of foreign currency contracts to net assets at December 31, 2011, was 1.75% compared to the twelve-month average ratio of 7.06% during the year ended December 31, 2011. The volume of the other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity during the year ended December 31, 2011.

17

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on investments in purchased options	$77	$—	$—	$—	$—	$—	$77
Net realized loss on futures	(10,386)	—	—	—	—	—	(10,386)
Net realized gain on written options	378	—	—	—	—	—	378
Net realized gain on foreign currency contracts	—	8,125	—	—	—	—	8,125
Total	$(9,931)	$8,125	$—	$—	$—	$—	$(1,806)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$(967)	$—	$—	$—	$—	$—	$(967)
Net change in unrealized depreciation of written options	(134)	—	—	—	—	—	(134)
Net change in unrealized appreciation of foreign currency contracts	—	648	—	—	—	—	648
Total	$(1,101)	$648	$—	$—	$—	$—	$(453)

5.    Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to

18

general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.    Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Ordinary Income	$31,155	$60,000

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$28,964
Accumulated Capital and Other Losses*	(147,642)
Unrealized Appreciation†	8,602
Total Accumulated Deficit	$(110,076)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on

19

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$9,656
Accumulated Net Realized Gain (Loss)	(9,656)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2013	$16,217
2014	15,888
2017	25,163
2018	58,150
Total	$115,418

Capital loss carryforwards with no expiration:
Amount
Short-Term Capital Loss Carryforward	$13,301
Long-Term Capital Loss Carryforward	18,923
Total	$32,224

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20

7.    Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of December 31, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.4500%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

Effective March 1, 2012, HL Advisors will be paid compensation for investment management services according to the following schedule:

Average Daily Net Assets	Annual Fee
On first $500 million	0.4500%
On next $500 million	0.4450%
On next $1.5 billion	0.4400%
On next $2.5 billion	0.4350%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2011, these amounts, if any, are included in the Statement of Operations.

21

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

December 31, 2011

(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended December 31, 2011
Class IA	0.48%
Class IB	0.73

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the year ended December 31, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. These fees are accrued daily and paid monthly.

8.    Investment Transactions:

For the year ended December 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,594,312
Sales Proceeds Excluding U.S. Government Obligations	2,351,473
Cost of Purchases for U.S. Government Obligations	3,687,370
Sales Proceeds for U.S. Government Obligations	4,132,746

9.    Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2011, the Fund did not have any borrowings under this facility.

22

10.  Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.  Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.  Subsequent Events:

On November 21, 2011, the Board of Directors of the Company approved a change of sub-adviser for the Fund, a series of the Company, from Hartford Investment Management to Wellington Management. As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between HL Advisors and Wellington Management. The change in the Fund’s sub-adviser and implementation of the new sub-advisory agreement are expected to occur during the first quarter of 2012.

23

Hartford U.S. Government Securities HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended December 31, 2011
IA	$10.46	$0.21	$–	$0.30	$0.51	$(0.29)	$–	$–	$(0.29)	$0.22	$10.68
IB	10.40	0.19	–	0.29	0.48	(0.25)	–	–	(0.25)	0.23	10.63
For the Year Ended December 31, 2010(E)
IA	10.53	0.28	–	0.14	0.42	(0.49)	–	–	(0.49)	(0.07)	10.46
IB	10.48	0.25	–	0.12	0.37	(0.45)	–	–	(0.45)	(0.08)	10.40
For the Year Ended December 31, 2009
IA	10.19	0.40	–	(0.06)	0.34	–	–	–	–	0.34	10.53
IB	10.16	0.39	–	(0.07)	0.32	–	–	–	–	0.32	10.48
For the Year Ended December 31, 2008
IA	11.15	0.44	–	(0.51)	(0.07)	(0.89)	–	–	(0.89)	(0.96)	10.19
IB	11.10	0.18	–	(0.29)	(0.11)	(0.83)	–	–	(0.83)	(0.94)	10.16
For the Year Ended December 31, 2007(E)
IA	11.13	0.54	–	(0.07)	0.47	(0.45)	–	–	(0.45)	0.02	11.15
IB	11.07	0.51	–	(0.06)	0.45	(0.42)	–	–	(0.42)	0.03	11.10

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using the average shares method.

24

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)	Ratio of Expenses to Average Net Assets After Waivers(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

4.87%	$907,046	0.48%	0.48%	1.61%	426%
4.61	194,273	0.73	0.73	1.36	–

3.79	1,038,534	0.47	0.47	2.59	270
3.53	231,188	0.72	0.72	2.34	–

3.38	1,132,301	0.49	0.49	3.63	151
3.12	274,898	0.74	0.74	3.39	–

(0.64)	1,243,275	0.46	0.46	4.56	83
(0.89)	334,013	0.71	0.71	4.31	–

4.38	925,088	0.47	0.47	4.86	95
4.12	297,934	0.72	0.72	4.61	–

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford U.S. Government Securities HLS Fund (one of the portfolios constituting Hartford HLS Series Fund II, Inc. (the Funds)) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford U.S. Government Securities HLS Fund of Hartford HLS Series Fund II, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN February 13, 2012

26

Hartford U.S. Government Securities HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

Hartford U.S. Government Securities HLS Fund

Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

Hartford U.S. Government Securities HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2011 through December 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses paid during the period June 30, 2011 through December 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,034.16	$2.46	$1,000.00	$1,022.79	$2.45	0.48%	184	365
Class IB	$1,000.00	$1,032.86	$3.74	$1,000.00	$1,021.53	$3.72	0.73%	184	365

30

Hartford U.S. Government Securities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for Hartford U.S. Government Securities HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and the continuation of the investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HL Advisors, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HL Advisors at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

31

Hartford U.S. Government Securities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HL Advisors’ ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford HLS Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 49 portfolio managers. The Board recognized that HL Advisors has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HL Advisors’ oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HL Advisors’ oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HL Advisors’ services in this regard. In addition, the Board considered HL Advisors’ ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HL Advisors had incurred in connection with fund combinations in recent years. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Fund. The Board considered its experiences with HL Advisors and HLIC with respect to each of these services.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that although the Fund’s short term performance was in line with the benchmark, the Fund had underperformed as compared to its peer group over multiple periods. The Board also noted the addition of Raymond Humphrey, CFA, as a portfolio manager to the Fund in July 2010. The Board noted that the Fund’s performance would continue to be monitored by HL Advisors.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HL Advisors were considered in the aggregate.

32

Hartford U.S. Government Securities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board considered that the management fee for the Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and to what extent economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

33

Hartford U.S. Government Securities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that HLIC, an affiliate of HL Advisors, receives fees for providing certain administrative services to the Fund, and that HLIC also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

Hartford U.S. Government Securities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on November 21, 2011, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors, unanimously voted to approve an investment sub-advisory agreement for Hartford U.S. Government Securities HLS Fund (the “Fund”) between HL Investment Advisors, LLC (“HL Advisors”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”) (the “Agreement”). The Agreement is expected to go into effect in the first quarter of 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HL Advisors and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board received an in-person presentation from Fund officers and representatives of HL Advisors about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with members of the proposed portfolio management team for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, And Quality Of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s fixed income capabilities, the Board considered that HL Advisors believes that Wellington Management is a high quality fixed income manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global fixed income capabilities, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that during the past ten years, Wellington Management had been committed to supporting the growth of its fixed income teams by allocating additional resources, personnel and technology to these teams, and also noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including fixed income mutual funds, with different objectives and guidelines. In addition, the Board considered Wellington Management’s risk management systems, noting that they are embedded within the firm’s fixed income process.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Investment Committee’s meeting with members of the proposed portfolio management team, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio management team. The Board

35

Hartford U.S. Government Securities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

considered that, in connection with the sub-adviser change, HL Advisors and Wellington Management proposed certain changes to the Fund’s principal investment strategy, to take effect on the date that Wellington Management began sub-advising the Fund.

The Board also considered information previously provided by HL Advisors and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HL Advisors that the written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including the performance of Wellington Management’s composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. The Board noted that the performance of the relevant Wellington Management composite was favorable and noted differences between portfolio statistics of the composite when compared to the Fund. HL Advisors and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HL Advisors and Wellington Management

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and the estimated profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HL Advisors in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HL Advisors’ representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HL Advisors was proposing to add additional breakpoints to the Fund’s contractual management fee schedule for HL Advisors that would result in management fee reductions at certain asset levels. The Board noted that HL Advisors, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

36

Hartford U.S. Government Securities HLS Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HL Advisors’ proposal to add additional breakpoints to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fees above certain asset levels.

The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HL Advisors.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered the benefits, if any, to Wellington Management from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

The Hartford
P.O. Box 5085

Hartford, CT 06102-5085

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1977 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSAR-USGS11 2-12 109078 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Item 2. Code of Ethics.

Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer, and controller, which is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: $126,960 for the fiscal year ended December 31, 2010; $60,600 for the fiscal year ended December 31, 2011.
(b)	Audit Related Fees: $9,952 for the fiscal year ended December 31, 2010; $4,735 for the fiscal year ended December 31, 2011. Audit-related services principally in connection with SEC Rule 17Ad-13 report.
(c)	Tax Fees: $18,042 for the fiscal year ended December 31, 2010; $11,400 for the fiscal year ended December 31, 2011.
(d)	All Other Fees: $0 for the fiscal year ended December 31, 2010; $0 for the fiscal year ended December 31, 2011.
(e)	(1) A copy of the Audit Committee’s pre-approval policies and procedures is attached as an exhibit.
(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.
(f)	None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended October 31, 2011, were attributed to work performed by persons other than the principal accountant's full-time employees.
(g)	Non-Audit Fees: $875,412 for the fiscal year ended December 31, 2010; $1,227,000 for the fiscal year ended December 31, 2011.

The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the Annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a) (2) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b) Section 906 certification.

12(a)(1) Code of Ethics

12(a)(2) Audit Committee Pre-Approved Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD HLS SERIES FUND II, INC.

Date: February 10, 2012	By: /s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 10, 2012	By: /s/ James E. Davey
James E. Davey
Its: President

Date: February 10, 2012	By: /s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer

12(a)(1) Code of Ethics

12(a)(2) Audit Committee Pre-Approved Policies and Procedures